WEISS, PECK & GREER

                                  MUTUAL FUNDS

                                 Annual Report
                               December 31, 1996

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

Table of Contents

                 Chairman's Letter......................................1
                 Major Portfolio Changes................................3
                 Average Annual Total Return............................4
                 Ten Largest Holdings...................................9
                 Schedules of Investments
                       WPG Tudor Fund .................................11
                       WPG Growth and Income Fund .....................14
                       WPG Growth Fund ................................16
                       WPG Quantitative Equity Fund....................19
                       Weiss, Peck & Greer International Fund .........23
                       WPG Government Securities Fund .................26
                       WPG Intermediate Municipal Bond Fund ...........26
                       WPG Government Money Market Fund ...............29
                       WPG Tax Free Money Market Fund .................30
                 Statements of Assets and Liabilities..................36
                 Statements of Operations..............................38
                 Statements of Changes in Net Assets...................40
                 Notes to Financial Statements.........................42
                 Financial Highlights..................................50
                 Independent Auditors' Report..........................53

                 Growth
                 Objective: Maximum capital appreciation (intended primarily for institutional investors).

                 International
                 Objective: Long-term growth of capital.

                 Tudor
                 Objective: Capital appreciation.

                 Growth and Income
                 Objective: Long-term growth of capital and current income.

                 Quantitative Equity
                 Objective: Seeks to provide investment results that exceed the S & P 500.

                 Intermediate Municipal Bond
                 Objective: High current income consistent with relative stability of principal.
                            Exempt from Federal Income Tax.

                 Government Securities Fund
                 Objective: Current income.

               * Tax Free Money Market
                 Objective: Maximize current income with preservation of capital and liquidity.
                            Exempt from Federal Income Tax.

               * Government Money Market Fund
                 Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset | value per share, investments in these Funds are neither insured nor guaranteed by the U.S.
  Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

1996 was a year of mixed returns for the markets around the world.

DOMESTIC MARKETS
   The United States stock markets enjoyed another banner year in 1996. An environment characterized by slow growth, modest inflation, good profit reports, and a vibrant inflow of liquidity to domestic equity mutual funds all contributed to powerful stock market performance.

The stock market was fraught with volatility throughout the year. Early in the year, investors worried that the U.S. economy was too weak, and then became concerned that growth might get too strong over the remainder of the year. Fortunately, neither of these concerns turned out to be valid. Instead, economic growth remained moderate, keeping inflation subdued and the Federal Reserve Board from raising key short-term interest rates.

   The flow of money into mutual funds continued at a record pace. Equity oriented mutual funds received most of the new money, over $225 billion, topping the prior yearly record of $146.8 billion. Although these inflows may not continue to be as strong in 1997, it is noteworthy that money fund assets grew by over $300 billion between 1995-96 to total $900 billion.

   Many of the same worries that affected stock market investors early in the year plagued the bond markets, extending through the first nine months of the year. In the beginning of the fourth quarter, a round of economic numbers indicated solid but moderate growth and tame wage and salary inflation. This positive news led investors to drive down interest rates. When the Federal Reserve decided to leave interest rates unchanged, euphoria persisted until December, when there was a reversal in sentiment as consumer confidence rose and Fed Chairman Greenspan warned of asset overvaluation. The bond markets did an about face to close the year on a sour note.

   On the whole, 1996 was volatile and bearish for interest rates. To illustrate, the yield for the ten year T-Note began the year at 5.50%, rose to over 7% in July, and then fell back down to 6% in December. While the overnight bank borrowing rate, the fed funds rate, was steady at 5.25% for the last ten months of the year, all other yields across the U.S. Treasury interest rate curve rose. Yields for the two and five year T-Notes rose by 0.72% and 0.83% to close the year at 5.87% and 6.21%, respectively. At the same time, yields for the ten year T-Note and thirty year T-Bond rose by 0.85% and 0.69%, respectively, to 6.42% and 6.64%.

   As we enter 1997, there does not appear to be much change in the economic environment. Inflation continues to be benign, hence no major changes in monetary policy seem to be imminent. We expect moderate real economic growth of approximately 2 1/2% and interest rates between 6% and 7%, as measured by the thirty year U.S. Treasury Bond. Operating profits are expected to rise 6-7%.

   With little change in the external environment, the financial markets should continue to provide positive returns. However, history suggests that after two years of spectacular stock market gains, 1997 most likely will bring lower stock market returns combined with more volatility. We believe that stock selection will be increasingly important in this environment.

The S&P 500 is trading at 17x our estimate of 1997 earnings of $43.50 per share. An unweighted index such as the NYSE Index trades closer to 15x. This implies that there are many investment opportunities available away from the large cap blue chip issues that have dominated performance during the last two years. Indeed, we expect that small and medium capitalization stocks may outperform in the coming year, as has been the case in previous mature bull markets.

The P/E multiple relative to growth rate for small stocks is very compelling at this point. This, coupled with the fact that the strong U.S. dollar will dampen the earnings momentum of large multinational companies, supports our belief that small stocks may reassert market leadership.

   The bond market is still being affected by general investor wariness about economic growth and increases in inflation overall and wages particularly.

INTERNATIONAL MARKETS
    With the notable exception of Japan and a few S.E. Asian markets, the fourth quarter of 1996 provided good equity market returns around the world.

    In continental Europe, better bond prices and cuts in interest rates helped to push equity prices higher. Efforts to achieve European Monetary Union ("EMU") allowed narrower bond yield differentials relative to Germany and currency strength against the Deutsche mark. Most countries with the largest task of meeting European Monetary Union membership criteria tended to outperform.

   Economic news in the United Kingdom confirmed that the economy was experiencing a robust consumer led recovery, which prompted an interest rate rise in October. The equity market shrugged off this first step in monetary tightening and, with international interest supported by a strong currency, the equity market rose to a succession of new highs. In Japan growing concern about the pace of the economy and inconclusive election results depressed investor confidence. The yen also remained weak.

   In S.E. Asia there were some marked contrasts in performance. Hong Kong attracted interest as there were signs that economic policy in China was being eased. However, there were also some big market falls in Thailand and Korea, where economic difficulties worried investors.
   Looking forward, we are optimistic about the European stock markets. The Japanese market seems vulnerable and we expect further volatility in the coming months.

We are grateful for your confidence in Weiss, Peck & Greer over the past year. Our goal continues to do our best to help our shareholders achieve their investment goals. We wish you and your family good health and continued prosperity in the new year.

                                                    Sincerely,




                                                    /s/ Roger J. Weiss
                                                    Roger J. Weiss
                                                    Chairman of the Board
                                                    January 15, 1997

WEISS, PECK & GREER MUTUAL FUNDS

Major Portfolio Changes - Equity Funds - Quarter Ending December 31,1996
   - Unaudited


   Tudor                                        Growth and Income
   ------------------------------------         ------------------------------
   Additions                                    Additions
   ---------                                    ---------
   Advanced Fibre Communication Inc.            Baan Co. Convertible Bonds
   Amerin Corp.                                 4.500% Due 12/23/01
   Chesapeake Energy Corp.                      Bank of New York Inc.
   Gulf Canada Resources Ltd.                   Bristol-Myers Squibb Co.
   Industri-Matematik International Corp.       Dresser Industries Inc.
   International Network Services               First Data Corp.
   Komag Inc.                                   Home Depot
   Petroleum Geo Services ADR                   Price Costco Inc.
   Pizza Express                                3Com Corp.
   Twinlab Corp.
                                                 Deletions
   Deletions                                     ---------
   ---------
   AutoZone Inc.                                 Bay Networks Inc.
   CWM Mortgage Holdings Inc.                    Electronic Data Systems Corp.
   Envoy Corp.                                   Engelhard Corp.
   Gymboree Corp.                                Guess? Inc.
   Olsten Corp.                                  Hasbro Inc.
   RFS Hotel Investors Inc.                      Pharmacia & Upjohn Inc.
   Seagate Technology Inc.                       Rockshox Inc.
   Transnational Re Corp.
   United Waste Systems Inc.
   Vencor Inc.


   Growth                                       International
   ----------------------------------           ------------------------------
   Additions                                    Additions
   ---------                                    ---------


   Amerin Corp.                                Broken Hill Proprietary Co.
   Analog Devices Inc.                         Commerzbank AG
   Corrections Corp of America                 Hong Kong & China Gas
   Delia*s Inc.                                Hysan Development
   Fractal Design Corp.                        Japan Associated Finance
   Gulf Canada Resources                       Mayne Nickless Ltd.
   Petroleum Geo Services ADR                  Nissan Motor Co.
   Procom Technology                           Novartis AG
   Templeton Dragon Fund                       Shangri-La Asia
   Twinlab Corp.                               Winterthur

   Deletions                                   Deletions
   ---------                                   ---------
   AutoZone Inc.                               China Light & Power
   HCIA Inc.                                   CRA Ltd.
   LCC International Inc. Cl A                 Great Eagle Holdings
   Olsten Corp.                                Mitsubishi Convertible Bonds
   OM Group Inc.                               3.500% Due 3/31/04
   Orckit Communications Ltd.                  Northern Telecom Ltd.
   Peoples Choice TV Corp                      Pioneer International
   RFS Hotel Investors Inc.                    RWE AG
   United Waste Systems Inc.                   Suzuki Motor Co.
   Vencor Inc.                                 Telefonica de Espana
                                               Telefonos de Mexico ADR

WEISS PECK & GREER MUTUAL FUNDS

Average Annual Total Return


TUDOR FUND
Through year end 1996, the Tudor Fund has outperformed its relevant benchmarks for the one and five year periods. Positive contributions to the market's performance this year included the energy and technology areas. The Fund's holdings in these sectors outperformed the benchmark through positive stock selection. In the health care area, too, the Fund performed well. Looking forward, we are maintaining a significant overweight in technology believing that a period of strong growth lies ahead for these stocks as product demand continues to be strong. Within the health care area we will continue to emphasize biotechnology while introducing more service-oriented companies to the holdings. The investment environment for small cap stocks should remain favorable for the foreseeable future, and our outlook is for a period of outperformance against the large caps.

Beginning January 1, 1997 the Russell 2500 Growth Index will replace the Nasdaq Composite Index as one of the Fund's benchmarks. We believe the $1.4 billion weighted average capitalization of the Russell Index provides a more relevant comparison for the Fund than the Nasdaq Composite, which has a weighted average market capitalization of $18 billion.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
TUDOR .............................   18.82%      12.51%         13.75%
NASDAQ.............................   22.71%      17.10%         13.98%
Lipper Cap. Appreciation Index.....   14.95%      12.92%         13.14%
Russell 2500 Growth Index..........   15.07%      12.47%         13.01%






GROWTH AND INCOME FUND
1996 was another very good year for the Fund which returned 24.4%. The financial and technology sectors were among the best performing groups during the year and the Fund was overweighted in each. Outperforming financial issues included: American Express, BankAmerica, Chase Manhattan and Citicorp. The leading technology issues were: Boeing, Cadence Design, Cisco, Intel and Oracle. Other top performing stocks included Coca-Cola, Duracell, General Electric, Monsanto, Philip Morris and Pfizer. Although 1997 may not be as exuberant in performance terms as 1995 and 1996, we still expect positive results for the year.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GROWTH AND INCOME..................   24.42%      14.23%         13.84%
S&P 500 Stock Index................   22.96%      15.22%         15.27%
Lipper Growth & Income Funds.......   20.78%      13.97%         13.23%


WEISS PECK & GREER MUTUAL FUNDS

Average Annual Total Return


GROWTH FUND
The WPG Growth Fund enjoyed strong performance against its benchmarks through year end 1996. The excellent return was driven by good stock selection in the areas of health care, energy and technology, where the Fund has also maintained a significant overweight. The positive contribution of the biotechnology stocks we owned buoyed our health care returns, while the market posted negative results for the sector. In the coming year, we will continue to emphasize technology since we believe these stocks will resume their market leadership. The moderate growth, low inflation environment we anticipate for the next year should favor small capitalization stocks whose valuations, at this juncture, are quite compelling.


[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GROWTH.............................   17.99%      11.57%         12.30%
Lipper Small Co. Growth Index......   14.51%      14.36%         13.18%
Wilshire Small Co. Growth Index....   13.88%      15.63%         13.02%
Russell 2500 Growth Index..........   11.26%      11.69%         10.88%






QUANTITATIVE EQUITY FUND
This year's extended and unusually powerful run in the market, coming at the end of a long economic cycle, was an extremely inhospitable environment for the Fund. The Fund's risk averse nature has caused it to lag the S&P 500 during this extended run. As we move into 1997, the focus of the strategy will remain risk control, and the Fund will maintain its positioning for a short, or extended correction in the market.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                     since
                                      1 year      inception +
                                      -----       -----------
QUANTITATIVE EQUITY................   18.51%      15.93%

S&P 500 Stock Index................   22.96%      17.23%

+ Commencement of operations 1/1/93


WEISS, PECK & GREER

Average Annual Total Return


INTERNATIONAL FUND
Global equity markets enjoyed varying fortunes in 1996. The economic background was one of non-inflationary growth, with GDP expectations being revised up in the UK, down in Europe and S.E. Asia and up and then down in Japan. As a consequence, there was no particular reason to worry about interest rates being raised except in the UK. Indeed, rates came down in Europe, came down in the UK before being raised in October and were kept steady in Japan.

In the UK and Europe equity prices moved erratically in the first half of the year and then, undoubtedly assisted by a buoyant Wall Street, moved up sharply in the second half. Across Europe the theme of European Monetary Union dominated bond and currency markets and influenced equity market preference. Unfortunately this market environment did not translate too well to the Far East. Japan started the year well, encouraged by good GDP numbers but as economic growth seemed to fade again, as the problems of the banks resurfaced and as the yen weakened sharply, confidence in equities evaporated. The market fell steeply in the second half of the year. In S.E. Asia, Hong Kong and Taiwan produced good performances but these were some big falls in the Korea and Thailand markets.

The Fund suffered from too heavy a weighting in Japan although this was reduced during the year as the lack of any sustained improvement in the economy became apparent and as the prospects for the yen continued to deteriorate. Within the S.E. Asia portfolio an overweighting of Hong Kong throughout the year provided a positive contribution to performance although the benefit was offset in part by small exposures to Korea and Thailand. The UK weighting in the portfolio provided two benefits to performance, the first being the market gains, particularly later in the year, and the second being the strength of sterling. In Europe, there was rapid rotation of interest between markets as EMU, economic and political expectations ebbed and flowed, this making for a very difficult investment environment.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                                   since
                                      1 year      5 years        inception +
                                      -----       -------        ---------
INTERNATIONAL (A)..................    4.62%       7.10%          3.94%
EAFE (Europe, Australia,
   Far East) Index.................    6.36%       8.48%          5.51%


+   Commencement of operations 6/1/89
(A) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee fromthat date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/96 and from inception through 12/31/96 would have been lower.




WEISS, PECK & GREER MUTUAL FUNDS

Average Annual Total Return



WPG GOVERNMENT SECURITIES FUND
For the year ended December 31, 1996, Weiss, Peck & Greer's Government Securities Fund returned 3.85% versus 2.47% for the Morningstar General Government Bond universe average and 4.62% for the Fund's benchmark, the Lehman
Brothers  Intermediate   Government/Mortgage  Index.

Early in the year, the Government Securities Fund was underweight securities with intermediate range maturities relative to the Index as this area of the yield curve offered greater value than securities with short and long dated maturities. Initially, intermediates performed well causing Fund performance to lag. For most of the first half of the year, however, this underweight boosted the total return as intermediates underperformed.

During the second half the year, the Fund's yield curve positioning was brought back to neutral relative to the benchmark and, late in the year, its overall risk profile was structured defensively. The timing of the repositioning and a rally in the market during the fourth quarter adversely impacted performance compared to the benchmark.

In spread sectors, the Fund was overweight mortgage pass-throughs for most of the year. During the first three quarters, this sector was concentrated in current coupon pass-throughs and in the fourth quarter the focus was in premium coupons and adjustable rate mortgages. This overweight added to return throughout the year, particularly in the second quarter and in the fourth quarter.

As the new year begins, Fund management will continue to seek undervalued areas of spread sectors and yield curve structures using its quantitative models in order to enhance total return.


[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GOVERNMENT SECURITIES..............    3.85%       4.77%          7.03%
Lehman Intermed. Gov./MBS..........    4.92%       6.44%          8.14%
Morningstar Gen'l Gov. Bond Index..    2.47%       5.50%          6.91%


WEISS, PECK & GREER MUTUAL FUNDS

Average Annual Total Return


INTERMEDIATE MUNICIPAL
BOND FUND

The municipal market experienced the same volatility found in the treasury market, but unlike treasuries, municipal yields were able to come full circle to end the year essentially unchanged. During the year, the Fund maintained a relatively stable exposure to interest rate fluctuations, or a duration of approximately 5.25 years. Value was added through uncovering securities that provided good relative value in terms of their potential return versus the risk taken.


This  strategy  served   shareholders  well.  For  the  year,  the  Fund
outperformed the Lipper Intermediate Term Average and was barely eclipsed by the Lehman Brothers Index.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                  since
                                         1 year     inception +
                                         -----      ---------
INTERMEDIATE MUNICIPAL BOND (B)........   4.20%       4.85%
Lehman Bros. 3-10 yr. Muni Bond Index..   4.38%       5.44%
Lipper Intermediate Muni Funds.........   3.70%       4.74%


+   Commencement of operations 7/1/93
(B) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund for the year ended 12/31/96 and from inception through 12/31/96 would have been lower.



Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. The NASDAQ Composite Index ("NASDAQ") is a broad based index of over-the-counter stocks prepared by the National Association of Securities Dealers, Inc. NASDAQ does not include dividend reinvestment. Indices are unmanaged groups of securities.

WEISS, PECK & GREER MUTUAL FUNDS

Ten Largest Holdings at December 31, 1996 *



                                          Market
                                          Value          Percent
Tudor Fund                               (000's)         of Fund
----------------------------------------------------------------


Informix Corp...............................$4,401         2.4%
QUALCOMM Inc.................................4,346         2.4%
Starbucks Corp...............................4,294         2.4%
Williams Sonoma Inc..........................3,372         1.9%
Just for Feet Inc............................3,360         1.9%
Heilig-Meyers Co.............................2,844         1.6%
Netscape Communications Corp.................2,673         1.5%
Wackenhut Corrections Corp...................2,536         1.4%
U.S. Robotics Corp...........................2,520         1.4%
Templeton Dragon Fund........................2,419         1.3%
                                        -----------    ---------
                                           $32,765        18.2%
                                        ===========    =========




                                                                                                           Percent
Growth and Income Fund
------------------------------------------------------------------


Intel Corp..................................$3,273         3.9%
General Electric Co..........................2,966         3.6%
American Express Co..........................2,825         3.4%
Merck & Co...................................2,774         3.3%
American International
  Group Inc..................................2,706         3.3%
Boeing Co....................................2,659         3.2%
Lilly Eli & Co...............................2,555         3.1%
Exxon Corp...................................2,450         3.0%
Colgate-Palmolive Co.........................2,306.        2.8%
Chase Manhattan Corp.........................2,231         2.7%
                                      -------------   -----------
                                           $26,745        32.3%
                                      =============   ===========


Growth Fund
----------------------------------------------------------------


Starbucks Corp..............................$1,431         2.3%
QUALCOMM Inc.................................1,396         2.2%
Informix Corp................................1,335         2.1%
Williams Sonoma Inc..........................1,146         1.8%
Heilig-Meyers Co...............................975         1.6%
Just for Feet Inc..............................919         1.5%
Mills Corp ....................................836         1.3%
Templeton Dragon Fund..........................806         1.3%
Adaptec Inc ...................................800         1.3%
America West Airlines Cl B.....................794         1.3%
                                        -----------    ---------
                                           $10,438        16.7%
                                        ===========    =========

Quantitative Equity Fund
-----------------------------------------------------------------


Exxon Corp..................................$4,341         4.2%
Royal Dutch Petroleum Co ADR ................3,347         3.3%
Pfizer Inc...................................2,080         2.0%
Mobil Corp...................................1,846         1.8%
Bristol-Myers Squibb Co......................1,762         1.7%
Columbia Healthcare Corp.....................1,750         1.7%.
Amoco Corp...................................1,542         1.5%
Pharmacia & Upjohn Inc.......................1,502         1.5%
Schlumberger Ltd.............................1,418         1.4%
Lilly Eli & Co...............................1,394         1.4%
                                      ------------- -----------
                                           $20,982        20.5%
                                      ============= ===========

International Fund
-----------------------------------------------------------------


Total 'B' Shares..............................$298         2.3%
Christian Dior.................................244         1.9%
Viag...........................................233         1.8%
Argentaria CMN.................................224         1.7%
Preussag AG....................................213         1.6%
Fiat Spa Ord...................................209         1.6%
Daimler Benz AG................................201         1.5%
K.L.M..........................................200         1.5%
Ericsson Tele B................................197         1.5%
Nestle.........................................196         1.5%
                                        -----------   ---------
                                            $2,215        16.9%
                                        ===========   =========


WEISS, PECK & GREER MUTUAL FUNDS

Ten Largest Holdings at December 31,1996* - continued

                                                                          Market
                                                                          Value      Percent
Government Securities Fund                                                (000's)    of Fund
--------------------------------------------------------------------------------------------


Government National Mortgage Association 8.500% Due 1/1/27...............$19,948      16.5%
Federal Farm Credit Bank Discount Note Due  1/17/97.......................19,203      15.9%
Federal National Mortgage Association 7.000% Due 1/1/11-1/1/26............17,002      14.1%
United States Treasury Note 6.375% Due 3/31/01............................11,240       9.3%
United States Treasury Note 7.000% Due 7/15/06............................11,158       9.2%
Government National Mortgage Association 7.500% Due 9/15/07-6/15/23.......10,741       8.9%
Government National Mortgage Association 7.000% Due 1/1/12................10,020       8.3%
Federal Home Loan Banks Discount Note Due 1/23/97......................... 9,937       8.2%
Federal Home Loan Banks Discount Note Due 1/7/97.......................... 9,916       8.2%
Federal National Mortgage Association Variable Rate Due 1/1/27............ 9,914       8.2%
                                                                       ----------  ---------
                                                                        $129,079     106.8%
                                                                       ==========  =========


Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------------------



Dallas Fort Worth Airport - FGIC Insured 7.750% Due 11/1/01............... $ 613       4.0%
Harris County Texas Flood District General Obligation Zero Coupon
 Due 10/1/06..............................................................   597       3.9%
Surry County North Carolina Pollution Control Financing
  Authority. 9.250% Due 12/1/02...........................................   586       3.9%
Cypress-Fairbanks Texas Independent School District 7.300% Due 2/15/07....   586       3.9%
Oklahoma County Single Family Refunded Zero Coupon Due 7/1/12.............   581       3.8%
Deer Park Texas Independent School District School Building  6.375%
  Due 2/15/07.............................................................   557       3.7%
Brunswick County Virginia Industrial Development Authority Correctional
  Facilities Lease MBIA Insured 5.650% Due 7/1/09.........................   513       3.4%
Hempfield Pennsylvania School District Refunding 6.700% Due 10/15/99......   503       3.3%
Virginia State University Virginia Commonwealth University Revenue
   Series B 4.900% Due 5/1/03.............................................   503       3.3%
St. John's County Florida Water & Sewer Revenue MBIA Insured 5.250%
   Due 6/1/10 ............................................................   500       3.3%
                                                                       ----------  ----------
                                                                          $5,539      36.5%
                                                                       ==========  ==========



* The composition of the largest securities in each portfolio is subject to change.





WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                  Value
of Shares                     Security                  (000's)
---------                     --------                  --------

                               TUDOR


              COMMON STOCKS (97.5%)
              Capital Goods
              Communications (11.5%)
     20,000 *+ADC Telecommunications Inc .............       $622
     13,000  +Advanced Fibre Communication
                  Inc ................................        723
     15,000  +Ascend Communications Inc ..............        932
     40,000  +AXENT Technologies  Inc.................        600
     35,000 #+Cascade Communications Corp ............      1,929
     37,500  +CellNet DataSystems Inc. ...............        548
     55,000  +FORE Systems Inc .......................      1,808
     12,000  +Geotel Communications Corp .............        156
     50,000  +Gilat Satellite Network Ltd ............      1,231
     55,000  +Itron Inc ..............................        976
     75,000  +Loral Space
                 Communications.......................      1,378
     20,000  +Network Computing Devices ..............        203
     10,000  +Pacific Gateway Exchange Inc ...........        365
     19,000  +Paging Network Inc .....................        290
     52,500 *+P-COM Inc ..............................      1,555
    109,000  +QUALCOMM Inc ...........................      4,346
     40,000  +Tekelec ................................        630
     35,000  +U.S. Robotics Corp .....................      2,520
                                                           ------
                                                           20,812
                                                           ------

              Computer Peripherals (2.0%)
     55,000  +Adaptec Inc. ...........................      2,200
     30,000  +Komag Inc ..............................        814
     10,800  +Kopin Corp .............................        128
     35,000  +Xionics Document Technology
                  Inc ................................        438
                                                            -----
                                                            3,580
                                                            -----
              Computer Software &
                  Services (15.8%)
      5,000  +Aspen Technology Inc ...................        401
     19,600  +Aurum Software Inc .....................        453
     43,500 #+Business Objects ADR....................        587
     40,000  +Check Point Software
                Technology ...........................        870
     10,000  +Checkfree Corp .........................        171
     19,100  +C/Net Inc ..............................        554
     65,000  +Dataworks Corp .........................      1,641
     25,000  +Desktop Data Inc .......................        481
     50,000  +Fractal Design Corp ....................        525
    105,000  +Hyperion Software Corp .................      2,231
     50,000  +Industri-Matematik
               International Corp ....................        656
    216,000  +Informix Corp ..........................      4,401
     35,000 #+INSO Corp...............................      1,391
     30,800  +Natural Microsystems Corp...............        970

Number                                                  Value
of Shares                     Security                  (000's)
---------                     -------                   ------

                         TUDOR (continued)


     47,000  +Netscape Communications
               Corp...................................     $2,673
     35,000  +Parametric Technology Corp..............      1,798
     12,500  +PeopleSoft Inc .........................        599
     50,000  +Planning Sciences ADR ..................        600
     79,500  +PLATINUM Technology Inc ................      1,083
    100,000  +Programmers Paradise Inc ...............        725
     64,000  +Raster Graphics Inc ....................        760
     40,000  +Security Dynamics Technology
                  Inc ................................      1,260
     17,500  +Segue Software Inc .....................        319
     15,000  +Summit Design Inc ......................        154
     50,000  +Sybase Inc .............................        834
     50,000  +Tecnomatix Technologies Ltd ............      1,325
     18,500  +Triteal Corp ...........................        393
     25,000  +Versatility Inc ........................        375
     12,000  +VideoServer Inc ........................        510
                                                            -----
                                                           28,740
                                                           ------


              Other Capital Goods (2.0%)
     30,000   AGCO Corp ..............................        859
     33,700  +American Superconductor Corp ...........        358
     56,700  +Amphenol Corp Cl A......................      1,262
     35,000  +ThermoQuest Corp .......................        451
     50,000  +Trident International Inc ..............        813
                                                           ------
                                                            3,743
                                                           ------
              Semi-Conductors & Related (1.7%)
      8,000  +Altera Corp ............................        581
     11,000  +Analog Devices Inc. ....................        373
     48,500  +Integrated Packaging Assembly
                Corp..................................        392
     20,000  +Uniphase Corp ..........................      1,050
     35,000  +Zoran Corp .............................        630
                                                            -----
                                                            3,026
                                                            -----
                                                           59,901
                                                           ------

              Consumer
              Biotechnology (9.6%)
     41,200  +AutoImmune Inc .........................        633
     35,000  +BioChem Pharmaceutical Inc .............      1,759
    249,750  +Biocircuits Corp .......................        726
     70,000  +Cambridge Neuroscience
                Inc (A) ..............................        790
     35,000  +Centocor Inc ...........................      1,251
     16,500  +Chirex Inc .............................        198
     50,000  +Cocensys Inc ...........................        287
     65,000  +Epitope Inc ............................        747



                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -----

                         TUDOR (continued)


     60,000  +ESC Medical Systems Ltd. ...............     $1,530
      2,250  +Gensia Inc..............................         10
     45,800  +Genzyme Corp ...........................        326
     57,500  +Hemasure Inc ...........................        359
     82,500  +IBAH Inc ...............................        557
     75,000  +ImmuLogic Pharmaceutical Corp ..........        478
     15,000  +INCYTE Pharmaceuticals Inc .............        772
     58,000  +Metra Biosystems Inc ...................        276
     60,000  +Neopath Inc. ...........................      1,095
     57,500 #+North American Vaccine Inc .............      1,394
      2,800  +Parexel International Corp .............        145
     45,000  +Pathogenesis Corp ......................        979
     90,700  +Ribi Immunochem Research Inc. ..........        351
     38,000  +SangStat Medical Corp ..................      1,007
     90,000  +SEQUUS Pharmaceuticals Inc..............      1,440
     30,000  +Synaptic Pharmaceutical Corp ...........        360
                                                          -------
                                                           17,470
                                                          -------

              Health Care - Cost
                Containment (1.7%)
     52,000  +Access Health Inc ......................      2,327
     25,000   Omnicare Inc ...........................        803
                                                          -------
                                                            3,130
                                                          -------
              Health Care - Other (1.9%)
     65,500 #+Arterial Vascular Engineering
                 Inc .................................        819
     25,000  +Collaborative Clinical Research
                Inc...................................        269
     30,000 #+Complete Management Inc.................        386
     21,000  +Phycor Inc .............................        596
     60,000  +Resound Corp............................        428
     15,000  +Summit Medical Systems Inc .............        114
     40,000  +United Payors & United
                 Providers Inc .......................        550
     26,500  +Urocor Inc .............................        253
                                                          -------
                                                            3,415
                                                          -------

              Health Care -
                 Pharmaceuticals (1.4%)
    120,000  +Cadus Pharmaceutical Corp ..............      1,050
     20,000  +Dura Pharmaceuticals Inc. ..............        955
     22,750  +Guilford Pharmaceuticals Inc ...........        529
                                                          -------
                                                           2,534
                                                          -------
              Media- Cellular (1.3%)
     12,500  +Globalstar Telecommunications
                Ltd. .................................        788
     15,000  +Omnipoint Corp .........................        289
     50,000  +PT Pasifik Satelit Nusantara
                 ADR..................................        600

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

                         TUDOR (continued)


     57,500  +Western Wireless Corp Cl A .............       $798
                                                          -------
                                                            2,475
                                                          -------
              Media - Other (1.1%)
     63,000   Hollinger International  Inc Cl A.......        725
     51,400  +Intermedia Communications Inc ..........      1,324
                                                          -------
                                                            2,049
                                                          -------
              Media - Wireless Cable
                Television (1.0%)
     89,500  +American Telecasting Inc. ..............        515
     52,700  +Heartland Wireless
                 Communications Inc. .................        692
     39,500 #+Powerwave Technologies Inc. ............        578
                                                          -------
                                                            1,785
                                                          -------

              Restaurants (4.4%)
     35,000 *+Landry's Seafood Restaurants
                 Inc..................................        748
     20,000  +Papa John's International Inc ..........        675
     70,000   Pizza Express (B) ......................        632
     52,500 #+Planet Hollywood International
                 Inc..................................      1,037
    150,000  +Starbucks Corp .........................      4,294
     31,000   Wetherspoon J.D  .......................        621
                                                          -------
                                                            8,007
                                                          -------
              Retail (9.1%)
    107,500  +Friedman's Inc Cl  A ...................      1,586
     46,500  +Garden Botanika Inc ....................        558
    175,000   Heilig-Meyers Co. ......................      2,844
    128,000 #+Just for Feet Inc ......................      3,360
    130,500  +Penn Traffic Co ........................        473
     85,000  +PETsMART Inc ...........................      1,859
    198,000  +Sunglass Hut International Inc .........      1,436
     43,000  +Whole Foods Market Inc .................        968
     92,700  +Williams Sonoma Inc ....................      3,372
                                                          -------
                                                           16,456
                                                          -------

              Other Consumer (3.9%)
     25,000  +Cinar Films Inc  Class B ...............        650
     58,000  +Designer Holdings Ltd ..................        935
     18,600  +Family Golf Centers Inc ................        560
     40,000  +Gemstar International Group Ltd ........        700
     32,500  +Lithia Motors Inc-Cl A .................        362
     52,500   Royal Caribbean Cruises Ltd ............      1,227
     10,500 #+Sun International Hotels Ltd ...........        383
     50,000 #+Turbochef Inc ..........................      1,106
     90,500  +Twinlab Corp ...........................      1,097
                                                          -------
                                                            7,020
                                                          -------
                                                           64,341
                                                          -------


                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                -------

                         TUDOR (continued)


              Energy
              Oil Services (5.4%)
     35,000  +BJ Services Co .........................     $1,785
     35,000  +Energy Ventures Inc ....................      1,781
     17,000  +Falcon Drilling Inc ....................        667
     65,000  +Noble Drilling Corp ....................      1,292
     37,000  +Petroleum Geo Services ADR .............      1,443
     55,000  +Rowan Cos ..............................      1,244
     50,100  +Weatherford Enterra Inc ................      1,503
                                                          -------
                                                            9,715
                                                          -------

              Oil & Gas Exploration (3.4%)
     20,000  +Chesapeake Energy Corp .................      1,112
    250,000  +Gulf Canada Resources Ltd ..............      1,844
     32,500  +Nuevo Energy Co ........................      1,690
     45,000   Vintage Petroleum Inc ..................      1,553
                                                          -------
                                                            6,199
                                                          -------
                                                           15,914
                                                          -------


              Intermediate Goods & Services
              Basic Industries (2.2%)
     29,500   CalMat Co ..............................        553
     60,300   Huntco Inc Cl A ........................        889
     24,000   Intertape Polymer Group Inc ............        552
     19,500   OM Group Inc ...........................        527
    296,000  +Waxman Industries Inc ..................      1,443
                                                          -------
                                                            3,964
                                                          -------

              Business Services (7.8%)
     30,000  +Cambridge Technology
               Partners Inc ..........................      1,007
     72,000  +Checkpoint Systems Inc .................      1,782
     27,500  +Corrections Corp of America ............        842
     59,322  +Del Global Technologies Corp ...........        504
     65,000  +Digital Generation Systems Inc. ........        544
     35,000  +Emcor Group Inc ........................        455
     50,000  +Flextronics International Ltd...........      1,388
     20,000  +Hadco Corp .............................        980
     35,500  +International Network Services .........      1,072
     15,000  +MoneyGram Payment Systems ..............        199
     20,000  +QuickResponse Services Inc .............        570
     27,500  +Solectron Corp .........................      1,468
    126,800  +Wackenhut Corrections Corp .............      2,536
     48,750 #+Youth Services International Inc .......        743
                                                           -------
                                                           14,090
                                                          -------

              Environmental Services (0.2%)
      9,000  +Culligan Water Technologies
                 Inc..................................        365
                                                          -------



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                -------

                         TUDOR (continued)

                Infrastructure (1.4%)
    170,000   + AES China Generating Co Cl A ...........$2,168
    550,000     Hopewell Holdings Ltd .....................356
                                                    ----------
                                                         2,524
                                                    ----------

                Transportation (2.3%)
    115,000   + America West Airlines Cl B ..............1,826
     85,000   + Continental Airlines  Cl B...............2,401
                                                    ----------
                                                         4,227
                                                    ----------
                                                        25,170
                                                    ----------


                Interest Sensitive
                Banks (1.3%)
     50,000   + Dime Bancorp Inc ..........................737
     25,000     First Hawaiian Inc ........................875
     55,000   + RedFed Bancorp Inc ........................743
                                                    ----------
                                                         2,355
                                                    ----------

                Insurance (3.0%)
     35,000   + Amerin Corp ...............................901
     21,500     CapMAC Holdings ...........................712
     69,800     PXRE Corp ...............................1,728
     78,500     20th Century Industries .................1,325
     40,000     Western National Corp .....................770
                                                    ----------
                                                         5,436
                                                    ----------

                Other (0.9%)
    100,000   + Cadiz Land Inc ............................519
     20,000     Everen Capital Corp .......................447
    390,000     Peregrine Investment Holdings
                   Ltd ....................................668
                                                    ----------
                                                         1,634
                                                    -----------
                                                         9,425
                                                    -----------


                Real Estate Investment Trust
                Residential (1.2%)
     88,200     Mills Corp ..............................2,106
                                                    ----------

                Total Common Stocks
                 (Cost $129,512).......................176,857
                                                    ----------


                CLOSED END FUND (1.3%)
                   (Cost $2,072)
    150,000     Templeton Dragon Fund ...................2,419
                                                    ----------

                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal                                               Value
Amount                        Security                 (000's)
(000's)                       --------                 ------
------
                               TUDOR (continued)

              CONVERTIBLE PREFERRED
                 STOCKS (0.8%)
              Consumer
              Media-Cellular (0.8%)
     25,500   Globalstar Telecommunications
                Ltd. (B)..............................     $1,441
                                                           ------
              Capital Goods
              Other Capital Goods (0.0%)
      5,138   Advanced Promotion
                 Technologies Inc (A).................          1

              Total Convertible
                 Preferred Stocks
               Stocks (Cost $1,718)...................      1,442
                                                           ------

Principal
Amount
(000's)
--------      CONVERTIBLE BOND (0.4%)
              Intermediate Goods & Services
              Business Services (0.4%)
                 (Cost $625)
       $625   Youth Services International
                 7.000% Due 2/1/06 ...................        778
                                                           ------

Number of
Warrants
---------     WARRANTS (0.2%)
              Energy
              Oil Services (0.2%)
     10,000   B.J. Services Co Exp 4/13/00 ...........        269
                                                           ------
              Interest Sensitive
              Other (0.0%)
     75,000   Peregrine Investment  Holdings
                Ltd. Exp 5/15/98 .....................         24
                                                           ------

              Total Warrants
               (Cost $57).............................        293
                                                           ------
Principal
Amount
(000's)
--------      EURODOLLAR DEPOSIT (1.3%)
                 (Cost $2,402)
     $2,402   Sumitomo Bank Ltd.
                 5.875% Due 1/2/97 ...................      2,402
                                                           ------
              Total Investments (101.5%)
                (Cost $136,386).......................    184,191

                                                       Value
                                                       (000's)
                                                       -------
                       TUDOR (continued)


                Liabilities in Excess of
                   Other Assets (-1.5%)..................($2,821)
                                                    -------------


                Total Net Assets (100.0%)........       $181,370
                                                    =============

Number of
Contracts
                CALL OPTIONS WRITTEN
                (Premiums Received $39)
         50     ADC Telecommunications Inc.
                  2/97 @ 32.5 ................................10
         50     Landry's Seafood Restaurants, Inc.
                 1/97 @ 22.50 .................................3
         50     P-COM Inc. 1/97 @ 30  .........................8
                                                    ------------
                                                              21
                                                    ------------


+ Non-income producing security.
# Securities out on loan.
* Securities pledged in whole or in part for written options. (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale. (B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."


Number                                              Value
of Shares                    Security               (000's)


                         GROWTH AND INCOME


                COMMON STOCKS (97.3%)
                Capital Goods
                Aerospace (4.9%)
     25,000     Boeing Co.................................$2,659
     15,000     Lockheed Martin Corp.......................1,372
                                                    ------------
                                                           4,031
                                                    ------------

                Computer Software &
                  Services (9.2%)
     40,000   + Cadence Design Systems Inc ................1,590
     20,000   + Cisco Systems Inc .........................1,272
     25,000     Intel Corp ................................3,273
     20,000   + 3Com Corp..................................1,468
                                                    ------------
                                                           7,603
                                                    ------------

                      See notes to financial statements






Number                                                  Value
of Shares                     Security                  (000's)
---------                     --------                  ------

               GROWTH AND INCOME (continued)


              Other Capital Goods (7.3%)
     30,000   General Electric Co ....................     $2,966
     60,000  +Checkpoint Systems Inc .................      1,485
     30,000   Xerox Corp .............................      1,579
                                                           ------
                                                            6,030
                                                           ------
                                                           17,664
                                                           ------

              Consumer
              Beverages (1.9%)
     30,000   Coca-Cola Co............................      1,578
                                                           ------

              Health Care (12.5%)
     35,000   American Home Products Corp. ...........      2,052
     12,000   Bristol-Myers Squibb Co.                      1,305
     35,000   Lilly Eli & Co .........................      2,555
     35,000   Merck & Co..............................      2,774
     20,000   Pfizer Inc .............................      1,658
                                                          ------
                                                           10,344
                                                          ------
               Restaurants ( 1.9%)
     35,000   McDonald's Corp. .......................      1,584
                                                          ------

              Other Consumer (9.2%)
     60,000   Carnival Corp ..........................      1,980
     20,000   Duracell International Inc .............      1,398
     20,000   Home Depot .............................      1,003
     18,000   Philip Morris Cos Inc. .................      2,043
     50,000  +Price Costco Inc........................      1,256
                                                           ------
                                                            7,680
                                                           ------
                                                           21,186
                                                           ------

              Other Consumer
              Consumer Cyclicals (4.6%)
     25,000   Colgate-Palmolive Co ...................      2,306
     30,000   Johnson & Johnson ......................      1,493
                                                           ------
                                                            3,799


              Intermediate Goods & Services
              Basic Industries (8.2%)
     30,000   Fluor Corp .............................      1,883
     40,000   Hercules Inc. ..........................      1,730
     50,000   Monsanto Co ............................      1,944
     27,000   Praxair Inc. ...........................      1,245
                                                           ------
                                                            6,802
                                                           ------
              Business Services (1.3%)
     30,000   First Data Corp.........................      1,095
                                                           ------
                                                            7,897
                                                           ------



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-----                         --------                ------

                Natural Resources
                Energy & Related (8.2%)
     30,000     Amerada Hess Corp. .......................$1,736
     35,000     Dresser Industries Inc.....................1,085
     25,000     Exxon Corp ................................2,450
     15,000     Schlumberger Ltd ..........................1,498
                                                    ------------
                                                           6,769
                                                    ------------


                Real Estate Investment Trusts
                Commercial & Industrial (4.4%)
     40,000     Crescent Real Estate Equities
                   Inc.....................................2,110
     40,000     Duke Realty Investors Inc. ................1,540
                                                    ------------
                                                           3,650
                                                    ------------

                Health Care (1.1%)
     50,000     LTC Properties Inc ..........................925
                                                    -------------

                Residential (3.0%)
     50,000     Gables Residential Trust ..................1,450
     45,000     Mills Corp ................................1,074
                                                    ------------
                                                           2,524
                                                    ------------

                Shopping Centers (2.4%)
     20,000     JDN Realty Corp .............................553
     50,000     Urban Shopping Centers Inc. ...............1,450
                                                    ------------
                                                           2,003
                                                    ------------
                                                           9,102
                                                    ------------


                Interest Sensitive
                Banks (8.3%)
     20,000     BankAmerica Corp ..........................1,995
     17,900     Bank of New York Inc. .......................604
     25,000     Chase Manhattan Corp.......................2,231
     20,000     Citicorp ..................................2,060
                                                    -------------
                                                           6,890
                                                    -------------

                Insurance (3.3%)
     25,000     American International Group
                   Inc.....................................2,706
                                                    -------------

                Other (5.6%)
     50,000     American Express Co. ......................2,825
     50,000     Federal National Mortgage
                  Association..............................1,863
                                                    ------------
                                                           4,688
                                                    ------------
                                                          14,284
                                                    ------------
                Total Common Stocks
                  (Cost $57,563)..........................80,701
                                                    -------------


                      See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996


Principal
Amount                                                 Value
(000's)                       Security                 (000's)
------                        --------                 -------


         GROWTH AND INCOME (continued)

              CONVERTIBLE BOND (0.9%)
                (Cost $750)
              Computer Software &
                Services (0.9%)
       $750   Baan Co.
                4.500% Due 12/23/01 (B)...............       $752
                                                           ------

              EURODOLLAR DEPOSIT (1.7%)
                (Cost $1,425)
      1,425   Societe Genrale Bank
                5.350% Due 1/2/97.....................      1,425
                                                           ------

              Total Investments (99.9%)
                (Cost $59,738)........................     82,878

              Other Assets in Excess
                of Liabilities (0.1%).............             59
                                                           ------


              Total Net Assets (100.0%)...............    $82,937
                                                          =======



+   Non-incoming producing security
(B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."



Number                                                Value
of Shares                     Security                (000's)
--------                      -------                 ------

                               GROWTH


              COMMON STOCKS (97.9%)
              Capital Goods
              Communications (10.4%)
      6,500   ADC Telecommunications Inc .............       $202
      4,500   Advanced Fibre Communication
                Inc. .................................        250
      5,000   Ascend Communications Inc ..............        311
     10,500   Cascade Communications Corp ............        579
      9,300   CellNet DataSystems ....................        136
     20,000   FORE Systems Inc .......................        658
      7,500   Geotel Communications Corp .............         98
     20,000   Gilat Satellite Network Ltd ............        492
     17,000   Itron Inc ..............................        302
     30,000   Loral Space
                Communications .......................        551
     10,000   Paging Network Inc .....................        152




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     ---------               -------

                GROWTH (continued)


     12,500   + P-COM Inc ................................$370
     35,000 # + QUALCOMM Inc ............................1,396
     24,400   + Tekelec ...................................384
      9,000   + U.S. Robotics Corp ........................648
                                                    ----------
                                                         6,529
                                                    ----------

                Computer Peripherals (2.9%)
     20,000   + Adaptec Inc. ..............................800
      8,500   + Komag Inc .................................231
     20,200   + Kopin Corp ................................240
      7,000   + Seagate Technology Inc ....................276
     25,000   + Xionics Document Technology
                   Inc.....................................312
                                                    ----------
                                                         1,859
                                                    ----------

                Computer Software & Services (15.5%)
      6,500   + Aurum Software Inc ........................150
     12,500   + Business Objects ADR ......................169
     15,000   + Check Point Software
                 Technology ...............................326
      4,000   + Checkfree Corp .............................69
      7,000   + C/Net Inc .................................203
     11,500   + Desktop Data Inc ..........................221
      4,500   + Envoy Corp ................................169
     40,000 # + Fractal Design Corp .......................420
     32,500   + Hyperion Software Corp.....................691
     15,000   + Industri-Matematik
                 International Corp .......................197
     65,500 # + Informix Corp ...........................1,335
     12,500 # + INSO Corp .................................497
      7,000   + Natural Microsystems Corp..................221
     13,500   + Netscape Communications
                  Corp.....................................768
      9,000   + Parametric Technology Corp ................462
     20,000   + Planning Sciences  ADR ....................240
     25,000   + PLATINUM Technology Inc ...................341
     30,000 # + Procom Technology .........................285
     25,000   + Programmers Paradise Inc ..................181
     12,500   + Raster Graphics Inc .......................148
     13,500   + Security Dynamics Technology
                   Inc ....................................425
     12,500   + Segue Software Inc ........................228
      5,000   + Summit Design Inc ..........................51
     22,500   + Sybase Inc ................................375
     17,000   + Tecnomatix Technologies Ltd ...............451
      6,500   + Triteal Corp ..............................138
      7,500   + Versatility Inc ...........................112
     27,000   + Viasat Inc ................................243


                      See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     ---------               -------

                         GROWTH (continued)

      6,000  +VideoServer Inc ........................       $255
                                                            9,750
                                                           ------

             +Semi-Conductors & Related (2.3%)
      3,000  +Altera Corp ............................        218
      7,500  +Analog Devices Inc. ....................        254
     15,000  +Integrated Packaging Assembly
               Corp...................................        121
     11,500  +Uniphase Corp ..........................        604
     15,000 #+Zoran Corp .............................        270
                                                           ------
                                                            1,467
                                                           ------

              Other Capital Goods (2.5%)
     13,500   AGCO Corp ..............................        386
     26,500  +American Superconductor Corp ...........        282
     30,000  +Emcor Group Inc ........................        390
    300,000 #+Noise Cancellation
               Technologies  .........................        122
     12,500  +ThermoQuest Corp .......................        161
     15,000  +Trident International Inc ..............        244
                                                           ------
                                                            1,585
                                                           ------
                                                           21,190
                                                           ------


              Consumer
              Biotechnology (8.9%)
     20,500  +AutoImmune Inc .........................        315
     11,000  +BioChem Pharmaceutical  Inc ............        553
     15,000  +Biocircuits Corp .......................         44
     19,000  +Cambridge Neuroscience Inc .............        226
     18,000  +Chirex Inc .............................        216
     20,000  +ESC Medical Systems Ltd.................        510
     22,500  +Genzyme Corp ...........................        160
     24,375  +Gensia Inc .............................        113
     20,000  +Hemasure Inc ...........................        125
     27,500  +IBAH Inc ...............................        186
     20,000  +ImmuLogic Pharmaceutical Corp ..........        127
      6,000  +INCYTE Pharmaceuticals Inc .............        309
     10,000  +Metra Biosystems Inc ...................         47
     17,000  +Neopath Inc. ...........................        310
     24,500 #+North American Vaccine Inc .............        594
      1,000  +Parexel International Corp .............         52
     16,000  +Pathogenesis Corp ......................        348
     72,800  +Ribi Immunochem Research Inc. ..........        282
     60,606  +Ribi Immunochem Research
                Inc (A) ..............................        223
     10,000  +SangStat Medical Corp ..................        265
     24,600  +SEQUUS Pharmaceuticals Inc..............        394
     15,000  +Synaptic Pharmaceutical Corp ...........        180
                                                          -------
                                                            5,579
                                                           ------


Number                                                Value
of Shares                     Security                (000's)
--------                      --------                -------

                         GROWTH (continued)


              Health Care - Cost
                  Containment (1.8%)
     17,500  +Access Health Inc ......................       $783
     10,000   Omnicare Inc ...........................        321
                                                         -------
                                                            1,104
                                                         -------
              Health Care - Other (2.2%)
     15,000  +Arterial Vascular Engineering
                 Inc .................................        188
     10,000 #+Cardiothoraic Systems Inc ..............        185
      6,500  +Phycor Inc .............................        184
     57,500  +Summit Medical Systems Inc .............        438
     19,500  +United Payors & United
               Providers Inc..........................        268
     15,000  +Urocor Inc .............................        143
                                                          -------
                                                            1,406
                                                          -------
              Health Care - Pharmaceuticals (0.7%)
      7,500  +Dura Pharmaceuticals Inc. ..............        358
      4,500  +Guilford Pharmaceuticals Inc ...........        105
                                                          -------
                                                              463
                                                          -------
              Media - Cellular (2.1%)
      5,000  +Globalstar Telecommunications
                Ltd. .................................        315
     45,000  +Lightbridge Inc ........................        385
      7,500  +Omnipoint Corp .........................        144
     20,000  +PT Pasifik Satelit Nusantara ADR .......        240
     15,000  +Western Wireless Corp CL A .............        208
                                                          -------
                                                            1,292
                                                          -------
              Media - Other (1.9%)
      5,000 #+Brooks Fiber Properties ................        128
     10,500 # Hollinger International Cl A............        121
     14,500  +Intermedia Communications Inc ..........        373
     15,000  +Univision Communications Inc ...........        555
                                                          -------
                                                            1,177
                                                          -------
              Media - Wireless Cable
              Television (1.0%)
     25,000 #+American Telecasting Inc. ..............        144
     25,000 #+Heartland Wireless
               Communications  Inc....................        328
     12,500 #+Powerwave Technologies Inc. ............        183
                                                          -------
                                                              655
                                                          -------
              Restaurants (3.7%)
      9,000 *+Landry's Seafood Restaurants
                 Inc..................................        192
      6,000 #+Papa John's International Inc ..........        203
     14,550 #+Planet Hollywood International
               Inc....................................        287



                       See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -----

                         GROWTH (continued)


     50,000 *+Starbucks Corp .........................     $1,431
     10,200   Wetherspoon J.D (B).....................        204
                                                          -------
                                                            2,317
                                                          -------
              Retail (10.5%)
     10,000  +Barnett Inc ............................        273
     19,500  +Delia*s Inc ............................        388
     45,000  +Friedman's Inc Cl A ....................        664
     25,000 #+Garden Botanika Inc ....................        300
     60,000   Heilig-Meyers Co. ......................        975
     35,000 #+ust for Feet Inc ......................        919
     35,000 #+Party City Corp ........................        595
     21,800  +Penn Traffic Co ........................         79
     25,000 #+PETsMART Inc ...........................        547
     70,000  +Sunglass Hut International .............        508
      8,500  +Whole Foods Market Inc .................        191
     31,500 #+Williams Sonoma Inc.....................      1,146
                                                          -------
                                                            6,585
                                                          -------

              Other Consumer (3.6%)
     20,000  +Barry R.G. Corp ........................        220
     19,000  +Designer Holdings Ltd ..................        306
      8,000 #+Family Golf Centers Inc ................        241
     15,000  +Gemstar International Group Ltd ........        263
     17,500  +Lithia Motors Inc-Cl A .................        195
     11,500   Royal Caribbean Cruises Ltd ............        269
      4,500  +Sun International Hotels Ltd ...........        164
     15,000 #+Trump Hotels & Casino Resorts ..........        180
     25,000  +Twinlab Corp ...........................        303
     12,231  +Veterinary Centers of America ..........        135
                                                           -------
                                                            2,276
                                                          -------
                                                           22,854
                                                          -------


              Energy
              Oil Services (3.9%)
      5,000  +BJ Services Co .........................        255
     10,000  +Energy Ventures Inc ....................        509
     12,000  +Falcon Drilling Co Inc .................        471
     24,000  +Noble Drilling Corp ....................        477
      7,500  +Petroleum Geo Services ADR .............        293
     15,000  +Weatherford Enterra Inc ................        450
                                                          -------
                                                            2,455
                                                          -------
              Oil & Gas Exploration (3.0%)
      4,500 #+Chesapeake Energy Corp .................        250
    100,000  +Gulf Canada Resources ..................        738
     11,000  +Nuevo Energy Co ........................        572
      9,000   Vintage Petroleum Inc ..................        311
                                                          -------
                                                            1,871
                                                          -------
                                                            4,326
                                                          -------


Number                                                Value
of Shares                     Security                (000's)
----------                    --------                 ------

                         GROWTH (continued)


              Intermediate Goods & Services
              Basic Industries (2.2%)
     15,000   Calmat Co ..............................       $281
     17,500   Huntco Inc Cl A ........................        258
     12,000   Intertape Polymer Group Inc ............        276
     15,000  +Polymer Group Inc. .....................        208
     69,800 #+Waxman Industries Inc ..................        340
                                                          -------
                                                            1,363
                                                          -------

              Business Services (7.9%)
    422,500 #+Advanced Promotion
               Technology Inc ........................          3
     10,500  +Cambridge Technology Partners
                  Inc ................................        352
     25,000 #+Checkpoint Systems Inc .................        619
     15,000  +Corrections Corp of America ............        459
     15,450  +Del Global Technologies Corp ...........        131
     20,000 #+Digital Generation Systems Inc. ........        168
     20,000  +Flextronics International Ltd...........        555
      7,500  +Hadco Corp .............................        368
     12,300  +International Network Services .........        332
     10,000  +MoneyGram Payment Systems ..............        132
     12,500  +QuickResponse Services Inc .............        356
     10,000  +Solectron Corp .........................        534
     35,000  +Wackenhut Corrections Corp .............        700
     15,000 #+Youth Services International Inc .......        229
                                                          -------
                                                            4,938
                                                          -------

              Environmental Services (0.3%)
      5,000  +Culligan Water Technologies ............        202
                                                          -------
              Infrastructure (1.2%)
     60,000  +AES China Generating Co Cl A ...........        765
                                                          -------

              Transportation (2.4%)
     50,000  +America West Airlines Cl B .............        794
     25,000 #+Continental Airlines Cl  B..............        706
                                                          -------
                                                            1,500
                                                          -------
                                                            8,768
                                                          -------

              Interest Sensitive
              Banks (1.4%)
     17,000  +Dime Bancorp Inc .......................        251
     10,000   First Hawaiian Inc .....................        350
     20,000  +Redfed Bancorp Inc .....................        270
                                                          -------
                                                              871
                                                          -------

              Insurance (3.3%)
     10,000  +Amerin Corp ............................        258
      7,000   CapMAC Holdings ........................        232



                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     -------                  ------

                         GROWTH (continued)


     25,000   PXRE Corp ..............................       $619
     35,500 # 20th Century Industries ................        599
     17,500   Western National Corp ..................        337
                                                          -------
                                                            2,045
                                                          -------

              Other (1.0%)
      8,000   CWM Mortgage Holdings Inc ..............        172
     10,000   Everen Capital Corp ....................        224
     10,000 #+Penn Treaty American Corp ..............        260
                                                          -------
                                                              656
                                                          -------
                                                            3,572
                                                          -------


              Real Estate Investment Trusts
              Residential (1.3%)
     35,000   Mills Corp .............................        836
                                                          -------

              Total Common Stocks
                  (Cost $53,598)......................     61,546
                                                          -------

              CLOSED END FUND (1.3%)
                  (Cost $697)
     50,000   Templeton Dragon Fund ..................        806
                                                          -------


              CONVERTIBLE PREFERRED
              STOCK (0.8%)
                 (Cost $425)
              Consumer
              Media - Cellular (0.8%)
      8,500   Globalstar Telecommunications
                Ltd. (B)..............................        480
                                                          -------

Principal
Amount
(000's)
              CONVERTIBLE BOND (1.0%)
              Intermediate Goods & Services
              Business Services (1.0%)
                  (Cost $500)
       $500   Youth Services International
                  7.000% Due 2/1/06 ..................        622
                                                          -------

              Total Investments (101.0%)
                  (Cost $55,220)......................     63,454

              Liabilities in Excess of
                  Other Assets (-1.0%)................       (615)
                                                          -------

              Total Net Assets (100.0%)...............    $62,839
                                                          =======


Number of                                             Value
Contracts                     Security                (000's)
--------                      --------                -------

                         GROWTH (continued)


              CALL OPTIONS WRITTEN
                (Premiums Received $21)
         15   Landry's Seafood, Inc.
                1/97 @  22.50.........................         $1
         75   Starbucks Corp 1/97 @ 35................          1
                                                          -------
                                                               $2
                                                          -------

+ Non-income producing security.
# Security out on loan.
* Security pledged in whole or in part for written options. (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale. (B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."




Number                                                Value
of Shares                     Security                (000's)


                        QUANTITATIVE EQUITY


              COMMON STOCKS (99.8%)
              Capital Goods (8.3%)
      6,800   Boeing Co ..............................       $723
     10,700   McDonnell Douglas Corp .................        685
     11,700   Alco Standard Corp .....................        604
     29,400   Westinghouse Electric Corp .............        584
     10,900   Raytheon Co ............................        525
      7,000   Honeywell Inc. .........................        460
      6,000   Fluor Corp .............................        376
     36,500  +Novell Inc .............................        346
      6,100   Tyco International Ltd .................        323
      5,600   Dover Corp .............................        281
      5,000   Pitney Bowes Inc. ......................        273
      3,100   Raychem Corp ...........................        248
      5,600   Parker Hannifin Corp ...................        217
      9,800  +Apple Computer Inc .....................        205
      7,100  +Advanced Micro Devices Inc .............        183
      3,900   Owens Corning ..........................        166
      2,000   Northrop Grumman Corp ..................        165
      2,300   General Dynamics .......................        162
      3,600   General Signal Corp ....................        154
      1,900   Grainger WW Inc ........................        152
      3,734  +Lucas Varity PLC ADR ...................        142
      2,000   Harris Corp. ...........................        137
      3,800   Avery Dennison Corp ....................        134
      2,700   Harnischfeger Industries Inc. ..........        130
      3,700   Micron Technology Inc ..................        108
     14,700  +Unisys Corp ............................         99



                       See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -------

              QUANTITATIVE EQUITY (continued)


      1,400  +FMC Corp ...............................        $98
      3,000   Great Atlantic & Pacific Tea ...........         96
      4,300   E&G Inc ................................         87
      3,600   Cincinnati Milacron Inc ................         79
      3,800   Moore Corp Ltd .........................         77
      2,100   Trinova Corp ...........................         76
      1,500   Thomas & Betts Corp ....................         67
      2,000   Harland Co. ............................         66
      1,300   Briggs & Stratton Corp .................         57
      6,230  +Navistar International Corp ............         57
      1,200   Timken Co. .............................         55
      1,200   Potlatch Corp...........................         52
      4,800  +Intergraph Corp ........................         49
      3,600   Giddings & Lewis Inc. ..................         46
                                                          -------
                                                            8,544
                                                          -------

              Consumer Durables (3.8%)
     17,850   Mattel Inc. ............................        495
      5,300  +3COM Corp ..............................        389
     10,600   Masco Corp .............................        382
      4,900   Eaton Corp .............................        342
      6,500   Whirlpool Corp .........................        303
      5,200   TRW Inc. ...............................        257
      5,400   Genuine Parts Co .......................        241
      7,000   Black & Decker Corp ....................        211
      5,200   Bausch & Lomb Inc ......................        185
      9,000   Maytag Corp ............................        178
      2,400   Armstrong World Industries Inc..........        167
      4,900   Echlin Inc. ............................        155
      7,200   Cooper Tire & Rubber Co.................        142
      2,900   Cummins Engine Inc .....................        133
      4,800   Stanley Works ..........................        130
      2,400   Snap-On Inc ............................         85
      2,000   BF Goodrich Co .........................         81
      2,000   Outboard Marine Inc. ...................         33
                                                          -------
                                                            3,909
                                                          -------


              Consumer Miscellaneous (0.5%)
     17,300   Service Corp International .............        484
      3,700  +ACNielsen Corp .........................         56
                                                          -------
                                                              540
                                                          -------


              Consumer Non - Durables (35.7%)
     25,100   Pfizer Inc .............................      2,080
     16,200   Bristol-Myers Squibb Co. ...............      1,762
     42,950   Columbia Healthcare Corp ...............      1,750
     37,895   Pharmacia & Upjohn Inc..................      1,502
     19,100   Lilly Eli & Co .........................      1,394
     23,400   American Home Products Corp. ...........      1,372

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


     16,300   Eastman Kodak Co .......................     $1,308
      5,200   Unilever NV ADR.........................        911
     25,400  +Viacom Inc. Cl B .......................        886
     13,300   Schering-Plough Corp. ..................        861
     18,100   May Department Stores Co ...............        846
     12,600   Kellogg Co .............................        827
     10,700   Warner Lambert Co ......................        803
     16,400   Penney (J.C.) Co. ......................        799
     33,980   Archer Daniels Midland Co...............        748
     20,900   Albertsons Inc .........................        745
     18,100   Anheuser-Busch Cos Inc. ................        724
     22,200   Gap Inc. ...............................        669
     10,900   Nike Inc. Cl B .........................        651
     13,600   Dayton Hudson Corp .....................        534
     14,300   Heinz H J Co ...........................        515
      5,300   Colgate-Palmolive Co ...................        489
     14,900   UST Inc. ...............................        482
      6,400   Ralston Purina Co.......................        470
      7,400  +Boston Scientific Corp .................        444
      8,600   Conagra Inc  ...........................        428
      5,500   CPC International Inc. .................        426
      5,600   Gannet Inc .............................        419
     10,100   American Stores Co .....................        413
     22,410   The Limited Inc ........................        412
     37,400  +K mart Stores ..........................        388
      5,900   General Mills Inc ......................        374
      8,000  +Kroger Co ..............................        372
     11,100   Cognizant Corp .........................        366
      9,400   Quaker Oats Co .........................        358
     15,500  +Tenet Healthcare Corp ..................        339
      4,800   Pioneer Hi Bred International ..........        336
     10,500   Dillard Department Stores Inc.
                 Cl A ................................        324
      4,800   Avon Products Inc ......................        274
      7,600  +Federated Department Stores
                 Inc .................................        259
      5,700   Tandy Corp..............................        251
      6,500   New York Times Co Cl A .................        247
      5,200   Harcourt General Inc ...................        240
      5,300   International Flavors &
                 Fragrances Inc ......................        238
      5,400   Becton Dickinson & Co. .................        234
      5,900   Hasbro Inc .............................        229
      6,800   Winn Dixie Stores ......................        215
      4,800   Mallinckrodt Group Inc. ................        212
      4,400   Great Lakes Chemical Corp. .............        206
      4,800  +St. Jude Medical Inc. ..................        205
      4,300   TJX Cos Inc ............................        204
      4,400   McGraw-Hill Cos ........................        203
      4,900  +CVS Corp ...............................        202
      4,900   Rite Aid Corp. .........................        195




                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


      5,400   Allergan Inc. ..........................       $192
      4,900   Liz Claiborne Inc. .....................        189
      8,600  +Woolworth Corp .........................        188
      2,300   Tribune Co. ............................        181
      1,800   Clorox Co. .............................        181
      3,600   Mercantile Stores ......................        178
      6,600  +ALZA Corp...............................        171
      3,900   Hershey Foods Corp .....................        171
      1,500   Philip Morris Cos. .....................        170
      2,500   VF Corp ................................        169
      3,800   Polaroid Corp ..........................        165
      3,800   Reebok International Ltd ...............        160
      4,400   Giant Food Inc Cl A ....................        152
      4,000  +Fruit of the Loom Inc ..................        151
      3,900   Knight-Ridder Inc ......................        149
      5,300   Bard (CR) Inc ..........................        148
      3,700   United States Surgical Corp ............        146
      4,900   American Greetings-Corp Cl A ...........        139
      3,200  +King World Productions Inc .............        118
      7,500   Biomet Inc..............................        113
      7,100  +Beverly Enterprises Inc.................         91
      1,600   Pennzoil Co. ...........................         90
      2,400   National Services Industries Inc .......         90
      5,200   McDermott International Inc ............         86
      3,000   Supervalu Inc. .........................         85
      3,100   Hilton Hotels Corp .....................         81
      1,600   Springs Industries Inc .................         69
      3,248   Jostens Inc ............................         69
     13,000  +Charming Shoppes Inc....................         66
      2,000   Russell Corp ...........................         60
      2,800   Coors (Adolph) Co Cl B .................         53
      1,000   Alberto Culver Co.......................         48
      2,700   Fleming Cos Inc ........................         47
        800   Longs Drug Stores Corp..................         39
      1,388  +Footstar Inc ...........................         35
      5,000  +Ryan's Family Steak Houses Inc .........         34
      3,400  +Transitional Hospitals Corp ............         33
      3,000   Stride Rite Corp .......................         30
      4,200  +Shoney's Inc ...........................         29
        800   Eastern Enterprises ....................         28
      1,400   Luby's Cafeterias Inc. .................         28
      1,400   Brown Group Inc ........................         26
                                                          -------
                                                           36,589
                                                          -------


              Energy (18.5%)
     44,300   Exxon Corp .............................      4,341
     19,600   Royal Dutch Petroleum Co ADR ...........      3,347
     15,100   Mobil Corp. ............................      1,846


Number                                                Value
of Shares                     Security                (000's)
--------                      --------                -------

              QUANTITATIVE EQUITY (continued)


     19,100   Amoco Corp .............................     $1,542
     14,200   Schlumberger Ltd .......................      1,418
      9,600   Texaco Inc .............................        942
     18,300   Phillips Petroleum Co. .................        810
      6,000   Atlantic Richfield .....................        796
     25,700   Occidental Petroleum Corp ..............        601
      7,700   Halliburton Co .........................        464
     18,600   USX-Marathon Group .....................        444
     12,200   Dresser Industries Inc .................        378
      6,800   Burlington Resources Inc ...............        343
      9,000   Baker Hughes Inc .......................        311
      6,046   CINergy Corp. ..........................        202
      7,300   Sun Co .................................        178
      2,000   Kerr McGee Corp ........................        144
      3,750   Williams Cos Inc .......................        141
      5,400  +Oryx Energy Co .........................        134
      2,300   Louisiana Land & Exploration Co ........        123
      2,700   Ashland Inc ............................        118
      4,100  +Rowan Cos ..............................         93
      5,500  +Santa Fe Energy Resources ..............         76
      1,300   Helmerich & Payne ......................         68
        700   NACCO  Industries Cl A .................         37
                                                          -------
                                                           18,897
                                                          -------

              Financial (5.4%)
     23,500   First Data Corp ........................        858
      3,200   General Re Corp ........................        505
      9,500   U.S. Bancorp ...........................        427
      4,200   Loews Corp .............................        396
      6,200   Chubb Corp .............................        333
      4,500   UNUM Corp ..............................        325
      7,200   National City Corp .....................        323
      4,300   Boatmen's Bancshares Inc ...............        277
      2,600   Marsh & McLennan Cos ...................        270
      3,700   Aon Corp ...............................        230
      3,500   Fifth Third Bancorp ....................        220
      3,400   St Paul Cos. Inc........................        199
      2,052   Aetna Inc ..............................        164
      2,900   Sherwin-Williams Co. ...................        162
      2,750   Jefferson-Pilot Corp ...................        156
      1,900   Transamerica Corp ......................        150
      1,800   Republic NY Corp .......................        147
      6,800   USF&G Corp .............................        142
      2,200   Torchmark Corp .........................        111
      3,150   Crane Co ...............................         91
      1,500   USLife Corp ............................         50
                                                          -------
                                                            5,536
                                                          -------



                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


              Intermediate Goods
                & Services (15.1%)
     36,500   WMX Technologies, Inc. .................     $1,191
     14,200   Minnesota Mining &
                 Manufacturing Co ....................      1,177
      9,900   Kimberly-Clark Corp ....................        943
     10,900   Dow Chemical Co ........................        854
     13,200   Aluminum Company of America ............        841
     28,600   Barrick Gold Corp ......................        819
     15,000   Corning Inc ............................        694
     18,500   Browning Ferris Industries Inc. ........        486
     20,500   Placer Dome Inc ADR ....................        446
      7,900   Crown Cork & Seal Inc ..................        430
      8,892   Newmont Mining Corp ....................        398
      7,000   PPG Industries Inc. ....................        393
      7,000   W.R. Grace & Co.........................        362
      5,100   Phelps Dodge Corp ......................        344
      6,700   Nucor Corp .............................        342
      7,600   Champion International Corp. ...........        329
      7,163   International Paper Co. ................        289
      8,700   Inco Ltd ...............................        277
      5,700   Interpublic Group of Cos Inc ...........        271
     11,100   Dun & Bradstreet Corp ..................        264
     13,300   Engelhard Corp .........................        254
      3,100   Rohm & Haas Co .........................        253
      4,400   Reynolds Metals Co .....................        248
      3,500   Sigma Aldrich Corp .....................        219
      6,600   USX-U.S. Steel Group ...................        207
     14,500   Homestake Mining Co ....................        207
      6,000   Dow Jones & Co Inc .....................        203
      6,200   Westvaco Corp...........................        178
     14,900   Laidlaw Inc Cl B .......................        171
      7,335   Allegheny Teledyne Inc .................        169
      5,000   James River Corp of Virginia ...........        166
      5,000   Deluxe Corp ............................        164
      5,774  +Fresenius Medical  Care AG
               ADR....................................        162
      6,900   Cyprus Amax Minerals Co. ...............        161
      3,200   Union Camp Corp ........................        153
      2,600   Mead Corp ..............................        151
      6,800   Worthington Industries Inc. ............        123
     17,700   Echo Bay Mines Ltd .....................        117
      4,100   Ryder Systems Inc ......................        115
      7,700   Stone Container Corp ...................        115
      2,300   Shared Medical Systems Corp ............        113
      3,100   Nalco Chemical Co ......................        112
     12,200  +Bethlehem Steel Corp. ..................        110
      2,900   Ecolab Inc .............................        109
      4,300   Inland Steel Industries Inc ............         86
      4,700   Safety Kleen Corp ......................         77


Number                                                Value
of Shares                     Security                (000's)
----------                    --------                -------

              QUANTITATIVE EQUITY (continued)


      3,700   Ogden Corp .............................        $69
      2,600   Ball Corp ..............................         68
     10,300  +Armco Inc ..............................         42
                                                          -------
                                                           15,472
                                                          -------


              Miscellaneous Industrials (0.7%)
      3,400   Textron Inc ............................        320
      3,400   Millipore Corp .........................        141
      6,800   Viad Corp ..............................        112
      7,200   Dial Corp ..............................        106
                                                          -------
                                                              679
                                                          -------

              Public Utilities (9.7%)
     34,200   Sprint Corp ............................      1,364
     17,000   Enron Corp .............................        733
     28,600   Southern Co ............................        647
     19,500   US West Inc ............................        629
      9,200   Duke Power Co ..........................        428
      9,700   Texas Utilities Co .....................        395
     19,200   Edison International ...................        382
     17,700   Pacific Gas & Electric Co. .............        372
      7,400   FPL Group Inc. .........................        340
      7,700   American Electric Power Co .............        317
      6,400   Coastal Corp ...........................        313
      7,300   Dominion Resources Inc .................        281
      5,300   Sonat Inc. .............................        273
      9,300   Entergy Corp ...........................        258
      9,400   Unicom Corp ............................        255
     11,000   Houston Industries Inc..................        249
     11,900   Pacificorp .............................        244
      9,200   Central & South West Corp ..............        236
      3,300   Columbia Gas System Inc ................        210
      3,500   Consolidated National Gas Co ...........        193
      5,800   DTE Energy Co ..........................        188
      5,300   GPU Inc ................................        178
      4,500   Union Electric Co.......................        173
      5,700   Pacific Enterprises ....................        173
      6,700   PP & L Resources Inc ...................        154
      6,600   Ohio Edison Co .........................        150
      3,800   Bemis Inc ..............................        140
      2,900   Northern States Power Co................        133
      4,800   ENSERCH Corp ...........................        110
      6,500   Noram Energy Corp. .....................        100
     10,000  +Niagara Mohawk Power Corp...............         99
      2,100   Oneok Inc. .............................         63
      1,700   Nicor Inc. .............................         61
      2,200   PECO Energy Co .........................         56
                                                          -------
                                                            9,897
                                                          -------

                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


              Transportation (2.1%)
      7,500   Burlington Northern Santa Fe
                 Corp ................................       $648
      6,900   Union Pacific Corp .....................        415
      4,000   Conrail Inc. ...........................        398
      7,102   Union Pacific Resources Group ..........        208
      8,700   Whitman Corp ...........................        199
      5,600   Caliber Systems Inc ....................        108
      4,000  +USAir Group Inc ........................         94
      3,100   Consolidated Freightways Inc ...........         69
      1,800  +Yellow Corp ............................         26
      1,550  +Consolidated Freightways Corp ..........         14
                                                          -------
                                                            2,179
                                                          -------
              Total Common Stocks
                (Cost $85,886)........................    102,242

              CONVERTIBLE PREFERRED
                 STOCK (0.1%) (Cost $53)
              Financial (0.1%)
        818   Aetna Inc 6.250% .......................         65
                                                          -------
              Total Investments (99.9%)
                (Cost $85,939)........................    102,307

              Other Assets in Excess
                Of Liabilities (0.1%).................        143
                                                          -------
              Total Net Assets (100.0%)...............   $102,450
                                                         ========

+ Non-income producing security.


Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

                           INTERNATIONAL


              COMMON STOCKS (98.0%)
              Australia (4.3%)
      8,800   Broken Hill Proprietary Co..............       $125
     11,700   Mayne Nickless Ltd......................         80
     10,200   National Australia Bank.................        120
     14,500   The News Corp ..........................         76
     22,000   Southcorp Holdings......................         70
     15,000   WMC Ltd ................................         95
                                                          -------
                                                              566
                                                          -------

              Austria (1.0%)
      1,190   OMV.....................................        134
                                                          -------
              Denmark (1.0%)
      2,400   Tele Danmark 'B' .......................        132
                                                          -------

Number                                                Value
of Shares                     Security                (000's)
---------                     -------                  ------

                     INTERNATIONAL (continued)


              France (9.1%)
      1,221   Alcatel Alsthom.........................        $98
      1,510   Christian Dior..........................        244
      1,134   Eaux (CIE Generales Des)................        141
      2,584   Havas...................................        181
      1,320   Rhone-Poulenc "A".......................         45
      1,206   Societe Generale........................        130
      3,669   Total "B" Shares........................        298
      2,400   Union Des Assurances De Paris...........         60
                                                          -------
                                                            1,197
                                                          -------

              Germany (7.1%)
      3,761   Commerzbank AG..........................         96
      2,920   Daimler Benz AG.........................        201
      3,860   Deutsche Bank...........................        180
        270   Henkel Pref.............................         13
        941   Preussag................................        213
        594   Viag....................................        233
                                                          -------
                                                              936
                                                          -------

              Hong Kong (7.6%)
     20,000   Citic Pacific...........................        116
     78,000   Giordano Holdings.......................         67
    140,000   Guandong Investment Ltd.................        135
     10,000   Hang Seng Bank..........................        121
     65,000   Hong Kong & China Gas...................        126
     25,000   Hysan Development.......................         99
     70,000   Shangri-La Asia ........................        104
     14,000   Smartone Mobile
                  Communications......................         27
      9,000   Sun Hung Kai Properties.................        110
     10,000   Swire Pacific A.........................         95
                                                          -------
                                                            1,000
                                                         -------

              Indonesia (0.1%)
     10,000   Jababeka Pt ............................         12
        115   Pt Telekomunikasi Indonesia ............          4
      2,000   Pt Telekomunikasi (Local) ..............          3
                                                          -------
                                                               19
                                                          -------
              Italy (3.0%)
     69,149   Fiat Spa Ord............................        209
     66,000   Istituto Nazionale Delle ...............         86
     21,250   Stet....................................         97
                                                          -------
                                                              392
                                                          -------

              Japan (25.6%)
      7,000   Asahi Bank Ltd..........................         62
      6,000   Asahi Chemical..........................         34
      2,200   Asatsu Corp.............................         70
      2,000   The Bank of Tokyo-Mitsubishi ...........         37
      7,000   Banyu Pharmaceutical....................         98

                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                Security                     (000's)
---------                --------                     ------

              INTERNATIONAL (continued)


        440   Canon Sales.............................        $10
      1,400   Circle K Japan Co. .....................         60
      3,000   Eisai Co................................         59
     10,000   Hankyu Corp.............................         50
     10,000   Hitachi ................................         93
     22,000   Hitachi Zosen...........................         85
     15,000   Itochu Corp.............................         81
      1,000  +Japan Associated Finance ...............         79
      8,000   JGC Corp................................         60
      6,000   Matsushita Electric.....................         98
     15,000   Mitsubishi Heavy Industries.............        119
     13,000   Mitsubishi Motor Corp...................         95
      7,000   Mitsui Fudosan..........................         70
      5,000   Mycal Corp..............................         73
      3,000   NEC Systems.............................         60
     16,000   Nippon Express..........................        110
     25,000   Nippon Steel............................         74
         12   Nippon Tel &Tel Corp....................         91
        390   Nippon Television Network...............        118
     14,000   Nissan Motor Co.........................         81
      8,000   Nomura Securities.......................        120
     10,000   NTN Corp................................         54
      9,000   Obayashi................................         61
      5,000   Omron Corp..............................         94
     18,000   Osaka Gas...............................         49
      6,000   Ricoh...................................         69
      1,000   Rohm....................................         66
      8,000   Seiyo Food Systems......................         71
      5,000   Shin-Etsu Chemicals Co..................         91
      5,000   Showa Shell Sekiyo......................         42
        700   Sony Corp...............................         46
      6,000   Sumitomo Bank...........................         87
     10,000   Sumitomo Marine & Fire
                  Insurance...........................         62
     17,000   Sumitomo Osaka Cement................ ..         56
     10,000   Sumitomo Trust & Bank...................        100
     15,000   Tokyo Department Stores.................         68
      5,000   Tokyo Style.............................         70
     10,000   Toray Industries........................         62
      2,000   Tostem Corp.............................         55
     10,000   Victor Co of Japan......................         99
     10,000   Yokogawa Electric Corp..................         86
                                                          -------
                                                            3,375
                                                          -------

              Malaysia (3.6%)
     34,000   Diversified Resource....................        126
     20,000   Leader Universal Holding................         42
      4,000   Ligkaran Trans Kota Holdings ...........          8
      8,000   Malayan Banking.........................         89
     19,000   Malaysian Airline Systems..............          49
     16,000   Resorts World...........................         73
     10,000   Telekom Malaysia........................         89
                                                          -------
                                                              476
                                                          -------

Number                                                Value
of Shares           Security                          (000's)
---------           ----------                        ------

              INTERNATIONAL (continued)


              Netherlands (5.4%)
      7,085   Elsevier................................       $120
      7,104   K.L.M...................................        200
      4,615   Philips Electronics.....................        187
        815   Royal Dutch Petroleum...................        143
        300   Unilever NV.............................         53
                                                          -------
                                                              703
                                                          -------

              Singapore (1.7%)
     14,000   Keppel Corp Ord.........................        109
      5,500   Overseas-Chinese
                  Banking Corp........................         69
      5,000   Singapore International Airlines .......         45
                                                          -------
                                                              223
                                                          -------

              South Korea (0.1%)
         74   Samsung Electronics GDS
                  (voting) (B)........................          3
        721   Samsung Electronics GDS
                  (non-voting) (B)....................         11
                                                          -------
                                                               14
                                                          -------
              Spain (2.4%)
      5,002   Argentaria CMN..........................        224
      2,500   Repsol..................................         96
                                                          -------
                                                              320
                                                          -------

              Sweden (2.1%)
      6,368   Ericsson Tele B ........................        197
      1,769   Pharmacia...............................         73
                                                          -------
                                                              270
                                                          -------

              Switzerland (4.7%)
         50   ABB AG..................................         62
        183   Nestle..................................        196
        160  +Novartis AG.............................        183
        300   Winterthur..............................        174
                                                          -------
                                                              615
                                                          -------

              United Kingdom (19.2%)
     33,000   ASDA Group..............................         70
      8,013   Barclays ...............................        137
      4,850   Bass Ord................................         68
      8,630   BBA Group...............................         52
      3,762   British Aerospace.......................         83
      6,653   British Airways.........................         69
     12,085   British Petroleum.......................        145
     10,800   British Telecomm........................         73
      6,779   Compass Group...........................         72
      6,758   Dixons Group............................         63
      5,600   Emap....................................         71
      5,400   General Accident........................         71
     14,275   General Electric........................         93

                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              INTERNATIONAL (continued)


      3,972   GKN.....................................        $68
      5,500   Glaxo Welcome...........................         89
      4,750   Granada Group...........................         70
      7,300   Hays....................................         70
      6,303   HSBC Holdings...........................        141
      5,743   Kingfisher..............................         62
      6,334   Next....................................         62
      8,500   Prudential Corp.........................         72
      5,550   Reuters.................................         71
      8,179   Scottish & Newcastle Breweries... ......         96
      7,845   Shell Transport & Trading...............        136
      5,400   Smith Industries........................         74
      5,500   Smithkline Beecham......................         76
      5,670   Standard Chartered Bank.................         70
     17,577   Tomkins.................................         81
     12,000   Williams Holding........................         71
      9,150   Wolseley................................         72
      2,906   Zeneca Group............................         82
                                                          -------
                                                            2,530
                                                          -------
              Total Common Stocks
                (Cost $12,261)........................     12,902
                                                          -------
Number of
Warrants
--------      WARRANTS (0.1%)
              Japan (0.1%)
              (Cost $51)
         30  +Yodogawa Steel Works................ ...         12
                                                          -------

Principal
Amount
(000's)
-------      CONVERTIBLE BONDS (1.0%)
              Japan (1.0%)
              (Cost $131)
     $3,000   Fuji International Finance
                  0.250% Due 2/1/02...................         26
        100   Mitsubishi Bank
                  3.000% Due 11/30/02.................        106
                                                          -------
                                                              132
                                                          -------
              U.S. TREASURY SECURITY (1.5%)
                (Cost $200)
        200   U.S. Treasury Bill
                  4.954%  Due 1/9/97..................        200
                                                          -------
              Total Investments (100.6%)
                (Cost $12,643)........................     13,246

              Liabilities in Excess of
                  Other Assets (-0.6%)................        (85)
                                                          -------
              Total Net Assets (100.0%)...............    $13,161
                                                          =======


              INTERNATIONAL (continued)


+   Non-incoming producing security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualfied institutional buyers".




              International Fund
              Industry Concentrations
% of Net
Assets
       13.4%  Banks...................................     $1,769
        7.4%  Electronics.............................        981
        5.8%  Automotive..............................        764
        5.5%  Energy..................................        722
        5.4%  Telecommunications......................        713
        5.0%  Drugs...................................        660
        4.8%  Natural Resources.......................        630
        4.6%  Transportation..........................        608
        4.0%  Insurance...............................        524
        3.8%  Food & Beverage.........................        503
        3.7%  Conglomerates...........................        490
        3.5%  Retail..................................        462
        3.1%  Business Services.......................        405
        2.9%  Media...................................        376
        2.5%  Financial Services......................        326
        2.3%  Metal & Metal Products..................        299
        2.2%  Real Estate.............................        292
        2.2%  Utilities...............................        286
        2.1%  Engineering.............................        280
        1.9%  Construction............................        252
        1.9%  Consumer Non-Durables...................        244
        1.5%  Publishing..............................        191
        1.5%  Manufacturing...........................        191
        1.4%  Holding Companies.......................        186
        1.4%  Chemicals...............................        183
        1.3%  Leisure.................................        177
        1.3%  Machinery...............................        173
        1.2%  Aerospace/Defense.......................        156
        0.5%  Consumer Durables.......................         71
        0.5%  Consumer Services.......................         70
        0.5%  Basic Industries........................         62
      -----                                               -------
       99.1%  Total Stocks, Bonds & Warrants..........     13,046
        1.5%  Short Term Investments..................        200
      ------                                              -------
      100.6%  Total Investments.......................     13,246
              Liabilities in Excess of Other
       -0.6%      Assets..............................        (85)
      -----                                               -------
      100.0%  Total Net Assets........................    $13,161
      =====                                               =======

                        See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)


              GOVERNMENT SECURITIES


              U.S TREASURY & GOVERNMENT
              AGENCY SECURITIES (147.7%)
              U.S. Treasury Securities (32.5%)
              U.S. Treasury Notes
     $8,390   5.125% Due 2/28/98......................     $8,336
        610   5.875% Due 4/30/98......................        611
      1,870   6.125% Due 5/15/98......................      1,879
      6,045   5.875% Due 10/31/98.....................      6,044
     11,165   6.375% Due 3/31/01......................     11,240
     10,740   7.000% Due 7/15/06......................     11,158
                                                          -------
              Total U.S. Government Securities
                 (Cost $39,260).......................     39,268
                                                          -------
              U.S. Government Agencies (115.2%)
              Mortgage Related (62.9%)
              Federal Home Loan Mortgage
              Corporation (FREDDIE MAC) (1.3%)
      1,537 * 7.000% Due 5/1/09.......................      1,543
                                                          -------
              Federal National Mortgage
              Association (FANNIE MAE) (24.1%)
      1,926 * 9.000% Due 11/1/10......................      2,040
     17,254 * 7.000% Due 1/1/11-1/1/26................     17,002
        195 * 6.500% Due 5/1/11-3/1/26 ...............        186
      9,970   Variable Rate
                 Due 1/1/27(C) (++)...................      9,914
                                                          -------
                                                           29,142
                                                          -------
              Government National Mortgage
              Association (GINNIE MAE) (37.5%)
     10,579 * 7.500% Due 9/15/07-6/15/23..............     10,741
      9,980   7.000% Due 1/1/12 (C)...................     10,020
      2,852 * 8.000% Due 2/15/17-9/15/17..............      2,952
      1,568 * 9.000% Due 6/15/21......................      1,672
     19,250   8.500% Due 1/1/27 (C)...................     19,948
                                                          -------
                                                           45,333
                                                          -------
              Total Mortgage Related
                 Securities...........................     76,018
                                                          -------
              Non-Mortgage Related (52.3%)
              Federal Farm Credit Bank (22.5%)
      6,000   Discount Note Due 1/7/97................      5,995
      2,000   Discount Note Due 1/8/97................      1,998
     19,250   Discount Note Due 1/17/97...............     19,203
                                                          -------
                                                           27,196
                                                          -------
              Federal Home Loan Banks (22.4%)
      7,250   Discount Note Due 1/6/97................      7,245
      9,925   Discount Note Due 1/7/97................      9,916
      9,970   Discount Note Due 1/23/97...............      9,937
                                                          -------
                                                           27,098
                                                          -------

Principal
Amount                                                Value
(000's)                       Security                (000's)


         GOVERNMENT SECURITIES (continued)


              Tennessee Valley Authority (7.4%)
     $8,800   5.980% Due 4/1/36.......................     $8,915
                                                          -------
              Total Non Mortgage Related
                Securities............................     63,209
                                                          -------
              Total U.S. Government Agencies
                 (Cost $139,047)......................    139,227
                                                          -------
              Total Investments (147.7%)
                 (Cost $178,307)......................    178,495
                                                          -------
              Liabilities in Excess of
                 Other Assets (-47.7%)................    (57,691)
                                                          -------
              Total Net Assets (100.0%)...............   $120,804
                                                         ========

* Securities pledged in whole or in part as collateral for when issued securities.
(C)  Securities purchased on a when issued basis.
(++) Coupon indexed to Cost of Funds Index ("COFI").
     (COFI is the Cost of Funds Index for the 11th District Federal Home Loan Bank. It measures the average cost of funds for savings institutions in Arizona, California and Nevada).




Principal
Amount                                                Value
(000's)                       Security                (000's)
------                        -------                  ------

             INTERMEDIATE MUNICIPAL BOND


              Alaska (0.7%)
       $100   Alaska State Housing
                  Financial Corporation
                  Mortgage Program 1st Series
                  6.800% Due 12/1/99..................       $104

              Arizona (0.7%)
        100   Pinal County Arizona
                  Industrial Development Authority
                  Pollution Control Revenue
                  5.000% Due 12/1/09 (D)..............        100

              Colorado (1.9%)
        100   Adams County Colorado
                  School District  No. 12 Series D
                  General Obligation
                  MBIA Insured
                  5.450% Due 12/15/06.................        105



                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

   INTERMEDIATE MUNICIPAL BOND (continued)


        $45   Brighton Colorado
                  General Obligation
                  FGIC Insured
                  Zero Coupon Due 12/1/00.............        $38

        150   Westminster Colorado Multifamily
                  Wexford Apartments Project
                  5.350% Due 12/1/25..................        153

              Connecticut (0.4%)
         50   Stratford Connecticut General
                  Obligation FGIC Insured
                  7.000% Due 6/15/04..................         57

              District of Columbia (1.9%)
        300   District of Columbia
                  General Obligation
                  5.000% Due 6/1/01...................        294

              Florida (3.3%)
        500   St. John's County Florida
                  Water & Sewer Revenue
                  MBIA Insured
                  5.250% Due 6/1/10...................        500

              Georgia (3.0%)
        400   Georgia State Series D
                  6.700% Due 8/1/10...................        461

              Illinois (9.8%)
        175   Berkeley Illinois Industrial
                 Development Revenue
                  Walgreen Company
                  Project Series A
                  6.250% Due 12/1/98..................        177

        500   Chicago Illinois
                  General Obligation
                  MBIA Insured
                  5.000% Due 1/1/08...................        494

        240   Chicago Illinois
                  Water Revenue Refunding
                  AMBAC Insured
                  5.600% Due 11/1/04..................        251

        100   Cook & DuPage Counties, Illinois
                  Combined School District - B
                  FGIC Insured
                  Zero Coupon Due 12/1/05.............         63

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

   INTERMEDIATE MUNICIPAL BOND (continued)


       $398   Illinois Health Facilities Authority
                  Revenue Series A MBIA Insured
                  7.900% Due 8/15/03..................       $408

        100   Illinois State General Obligation
                  5.700% Due 6/1/98...................        101

              Indiana (3.1%)
        445   La Porte Indiana Economic
                  Development Revenue
                  Boise Cascade Corp. Project
                  Escrowed to Maturity
                  7.375% Due 6/1/01 ..................        476

              Iowa (0.7%)
        100   Iowa Student Loan Liquidity
                  6.450% Due 3/1/02...................        107

              Kentucky (1.2%)
        190   Dayton Kentucky Elderly
                  Housing Speers Court
                  5.350% Due 9/1/05...................        191

              Massachusetts (4.9%)
        250   Massachusetts Bay
                  Transportation Authority
                  General Transportation System
                  5.300% Due 3/1/05...................        258

        500   Massachusetts State
                  Consolidated Loan Series D
                  General Obligation
                  5.250% Due 11/01/12.................        488

              Michigan (1.8%)
        240   Michigan State Building Authority
                  Chippewa Correctional Facilities
                  Escrowed to Maturity
                  7.250% Due 10/1/04..................        278

              Minnesota (2.6%)
        380   Minnesota State Housing
                  Authority - Single Family
                  Mortgage Revenue
                  8.375% Due 2/1/15...................        392

              Nebraska (0.5%)
         70   Nebraska Investment Finance
                  Authority Single Family
                  Mortgage  Series C
                  6.500% Due 9/15/14..................         72



                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      -------                  ------

                     INTERMEDIATE MUNICIPAL BOND (continued)


              Nevada (1.1%)
       $150   Nevada State Muni Bond
                  Bank Project 38-39A
                  Escrowed to Maturity Refunded
                  6.400% Due 7/1/05...................       $164

              New Jersey (4.0%)
        345   Arlington Arms Financing Corp.
                  New Jersey Mortgage Revenue
                  Arlington Arms Apartments
                  10.250% Due 3/1/25..................        353

        245   Gateway New Jersey Housing
                  Development Corporation
                  Revenue Bond Section 8
                  10.500% Due 8/1/25..................        253

              New York (3.4%)
        175   Franklin County New York
                  Solid Waste Management
                  Authority 6.125% Due 6/1/09.........        191

        100   Hempstead Town New York
                   General Obligation, Series B
                   AMBAC Insured
                   6.500% Due 1/1/12..................        111

        210   New York State Medical Care
                  Facilities Finance Agency Revenue
                  7.875% Due 2/15/07..................        219

              North Carolina (3.9%)
        500   Surry County North Carolina
                  Industrial Facilities
                  9.250% Due 12/1/02..................        586

              Ohio (0.2%)
        225   Ohio Housing Financing Agency
                  Single Family Mortgage
                  Series 1985A (FGIC Insured)
                  Zero Coupon Due 1/15/15.............         37

              Oklahoma (5.7%)
         55   Enid Oklahoma Hospital
                  Authority (St. Mary's Hospital)
                  Escrowed to Maturity
                  8.000% Due 7/1/98...................         56


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                     INTERMEDIATE MUNICIPAL BOND (continued)


     $1,625   Oklahoma County
                  Oklahoma Home Finance Authority
                  Single Family Refunding
                  Prerefunded
                  Zero Coupon Due 7/1/12..............       $581

        200   Tulsa Oklahoma Metropolitan
                  Utility Authority Revenue
                  7.000% Due 2/1/03...................        223

              Pennsylvania (5.2%)
         25   Delaware County Pennsylvania
                  General Obligation
                  7.000% Due 12/1/97..................         25

        500   Hempfield  Pennsylvania
                  School District Refunding
                  6.700% Due 10/15/99.................        503

        250   Pennsylvania State Industrial
                  Development Authority
                  AMBAC Insured
                  5.800% Due 7/1/09...................        264

              South Carolina (5.2%)
        500   Piedmont Municipal Power Agency
                  FGIC Insured
                  6.125% Due 1/1/07...................        537

        230   Piedmont Municipal Power Agency
                  South Carolina Electric Refunding
                  Escrowed to Maturity MBIA Insured
                  6.250% Due 1/1/09...................        252

              Texas (20.7%)
        500   Cypress-Fairbanks Texas
                  Independent School District
                  7.300% Due 2/15/07..................        586

        540   Dallas Fort Worth Airport FGIC Insured
                  7.750% Due 11/1/01..................        613

        500   Deer Park Texas Independent
                  School District  School Building
                  6.375% Due 2/15/07..................        557

      1,100   Harris County Texas Flood District
                  General Obligation
                  Zero Coupon Due 10/1/06.............        597







                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 ------

                     INTERMEDIATE MUNICIPAL BOND (continued)


       $100   Garland Texas Independent
                  School District Series  A
                  General Obligation
                  Zero Coupon Due 2/15/99.............        $91

        265   Lower Colorado River Authority
                  Prerefunded Revenue
                  6.250% Due 5/1/07...................        291

        400   Texas Municipal Power
                  Agency - MBIA Insured
                  5.500% Due 9/1/10..................         407

              Utah (2.9%)
        380   Salt Lake City Utah Water Conservancy
                       District Revenue Refunding Series A
                  Escrowed to Maturity
                  10.875%  Due 10/1/02...........             445

              Virginia (6.8%)
        500   Brunswick County Virginia
                  Industrial Development Authority
                  Correctional Facilities Lease
                  MBIA Insured
                  5.650% Due 7/1/09...................        513

        100   Virginia State Housing
                  Development Authority
                  Multi Family  Series A
                  Zero Coupon Due 11/1/17.............         17

        500   Virginia State University
                   Virginia Commonwealth
                   University Revenue
                   Series B 4.900% Due 5/1/03.........        503

              Washington (2.1%)
        300   Washington State Motor Vehicle
                  Tax General Obligation
                  6.200% Due 3/1/08...................        327
                                                          -------
              Total Investments (97.7%)
                  (Cost $14,691)......................     14,870

              Other Assets in Excess of
                  Liabilities (2.3%)..................        344
                                                          -------
              Total Net Assets (100.0%)...............    $15,214
                                                          =======

(D) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.



Principal
Amount                                                Value
(000's)                       Security                (000's)


                             GOVERNMENT MONEY MARKET


              U.S Government Agency
              Obligations (82.8%)
              Federal Farm Credit Bank (50.8%)
     $5,000   Discount Note 1/6/97....................     $4,996
     10,000   Discount Note 1/7/97....................      9,991
      5,000   Discount Note 1/8/97....................      4,995
      3,000   Discount Note 1/10/97...................      2,996
      3,000   Discount Note 1/13/97...................      2,995
      5,000   Discount Note 1/21/97...................      4,986
      5,000   Discount Note 1/22/97...................      4,985
      5,000   Discount Note 1/23/97...................      4,984
      5,000   Discount Note 1/31/97...................      4,978
      5,000   Discount Note 2/3/97....................      4,976
      5,000   Discount Note 2/4/97....................      4,974
      5,000   Discount Note 2/5/97....................      4,974
      3,000   Discount Note 2/10/97...................      2,982
      3,000   Discount Note 2/14/97...................      2,980
      3,000   Discount Note 2/18/97...................      2,979
      3,000   Discount Note 2/20/97...................      2,978
      5,000   Discount Note 2/24/97...................      4,960
                                                          -------
                 (Cost $77,709).......................     77,709
                                                          -------
              Federal Home Loan Banks (32.0%)
      5,000   Discount Note 1/9/97....................      4,994
      5,000   Discount Note 1/10/97...................      4,993
      4,000   Discount Note 1/14/97...................      3,992
      5,000   Discount Note 1/15/97...................      4,990
      5,000   Discount Note 1/16/97...................      4,989
      5,000   Discount Note 1/17/97...................      4,989
      5,000   Discount Note 1/24/97...................      4,983
      5,000   Discount Note 1/27/97...................      4,981
      5,000   Discount Note 2/6/97....................      4,973
      5,000   Discount Note 2/7/97....................      4,973
                                                          -------
                 (Cost $48,857).......................     48,857
                                                          -------
              Total U.S. Government Agencies
                 (Cost $126,566)......................    126,566
                                                          -------
              Repurchase Agreement (13.3%)
     20,252   Citicorp 6.250% Due 1/2/97
                 (Collateralized by $14,221
                  U.S. Treasury Notes
                 7.000% Due 4/15/99 and
                 $6,376 U.S. Treasury Notes
                 6.375% Due 9/30/01)
                 (Cost $20,252).......................     20,252
                                                          -------
              Total Investments (96.1%)
                 (Cost $146,818)......................    146,818

              Other Assets in Excess
                  of Liabilities (3.9%)...............      5,968

              Total Net Assets (100.0%)...............   $152,786
                                                        =========


                        See notes to financial statements




Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                              TAX FREE MONEY MARKET


              Arkansas (0.9%)
     $1,110   Little Rock, Arkansas
                Health Facilities Board Revenue
                (Southwest Hospital)
                 4.050% Due 10/1/18 (D) (E)...........     $1,110

              Arizona (0.3%)
        350   Tucson Industrial Development Authority
                (Tucson City Center Parking Garage)
                4.125% Due 6/1/15 (D) (E).............        350

              Colorado (0.1%)
        100   Colorado Housing Finance
                 Multi-Family Housing Revenue
                (Grant Street Plaza)
                 4.125% Due 11/1/09 (D) (E)...........        100

              Connecticut (0.9%)
      1,000   Waterbury Connecticut
                Tax Anticipation Notes
                4.000% Due 2/5/97.....................      1,000

              Delaware (3.5%)
      4,100   Delaware Economic
                 Development Authority
                 Multifamily Housing Revenue
                 (School House Trust 1985)
                 4.600% Due 12/17/15 (D) (E)..........      4,100

              District of Columbia (0.9%)
      1,100   District of Columbia Series B
                General Fund Recovery Bonds
                  5.100% Due 6/1/03 (D) (E)...........      1,100

              Florida (3.0%)
      1,500   Atlantic Beach Florida
                 Revenue Refunding & Improvement
                 Fleet Landing Series B
                5.100% Due 10/1/24 (D) (E)............      1,500

      2,040   Orange County Florida
                 Industrial Development
                 Revenue Refunding
                 (Orlando-Hawaiian Motel)
                 3.900% Due 10/1/15 (D) (E)...........      2,040

              Georgia (0.2%)
        225   Georgia Municipal Electric Authority
                 Power Revenue Ser L Prerefunded
                 7.750% Due 1/1/04....................        233

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

                        TAX FREE MONEY MARKET (continued)


              Illinois (8.0%)
       $125   Chicago Illinois Multi-Family Housing
                 Waveland Association Project F
                 4.200% Due 11/1/10 (D) (E)...........       $125

        800   Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 3.900% Due 8/1/25 (D) (E)............        800

        500   Illinois Development Finance
                 Agency Authority
                (Presbyterian Home Lake Associates)
                 4.200% Due 9/1/31 (D) (E)............        500

        950   Illinois Development Finance
                 Authority Multifamily Revenue
                 (Cobbler Square Project)
                 4.650% Due 10/1/05 (D) (E)...........        950

      1,150   Illinois Health Facilities Revenue
                  Bensenville Home Security
                  Series A
                  4.100% Due 2/15/19 (D) (E)..........      1,150

      3,550   St. Clair County Illinois Industrial
                Development Board (Winchester
                Apartments Project Ser 94)
                4.500% Due 10/1/15 (D) (E)............      3,550

      2,300   Troy Grove Illinois Refunding
                 (Unimin Corp.)
                 4.868% Due 5/1/10 (D) (E)............      2,300

              Indiana (6.5%)
        240   Fort Wayne Indiana Economic
                 Development Authority Revenue
                 Refunding (Georgetown Pleace
                Venture Project)
                 4.050% Due 12/1/15 (D) (E)...........        240

        720   GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.100% Due 4/1/08 (D) (E)............        720

      1,000   Indianapolis Indiana
                 Economic Development
                 (Joint & Clutch Series 1984)
                 3.878% Due 12/1/14 (D) (F)...........      1,000




                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 ------

                        TAX FREE MONEY MARKET (continued)


     $1,900   Princeton Indiana
                 Pollution Control Revenue
                 PSI Energy Inc Project
                5.100% Due 3/1/19 (D) (E).............     $1,900

      2,000   Residential Apartments Portfolio
                 Certified Trust 1996 Series A
                4.500% Due 12/1/02 (B)(D)(E)..........      2,000

      1,800   Rockport Indiana
                 Pollution Control Revenue Refunding
                 AEP Generating Co Project B
                5.100% Due 7/1/25 (D) (E).............      1,800

              Iowa (0.2%)
        230   Iowa Higher Education
                 Loan Authority Revenue
                (Drake University Series A)
                6.440% Due 12/1/97....................        235

              Kansas (1.7%)
      2,000   Salinas Kansas Central Mall
                 (Salinas Central Mall Dillard)
                 4.250% Due 12/1/04 (D) (E)...........      2,000

              Kentucky  (4.2%)
      1,910   Boone County Kentucky
                 Economic Development Revenue
                 (Florence Park Care Center)
                 3.900% Due 6/1/15 (D) (E)............      1,910

        870   Boone County Kentucky Industrial
                 Development Bond Revenue
                 (Jamike/Hemmer Project)
                 3.850% Due 2/1/06 (D) (E)............        870

        300   Florence Kentucky Industrial
                 Building Revenue
                 (Florence Commercial Project)
                 3.900% Due 6/1/07 (D) (E)............        300

      1,895   Fort Thomas Kentucky
                 Industrial Buildings Revenue
                 (Carmel Manor Project)
                 3.900% Due 10/1/14 (D) (E)...........      1,895

              Michigan (11.5%)
        975   Birmingham Michigan Economic
                Development Corporation
                 (Brown Street Project 83)
                4.375% Due 12/1/18 (D) (E)............        975


Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $425   Brighton Michigan
                Area School District Revenue
                5.900% Due 5/1/97.....................       $428

      2,100   Lansing Michigan Economic
                 Development Corp
                 (Atrium Office)
                 3.700% Due 5/1/15 (D) (E)............      2,100

        995   Leelanau County Michigan
                Economic Development Corp
                Revenue (American Community
                Mutual Insurance Co Project)
                3.800%  Due 6/15/06 (D) (E)...........        995

      1,065   Livonia Michigan Economic
                 Development Corporation
                 (American Community
                 Mutual Insurance)
                 3.800% Due 11/15/04 (D) (E)..........      1,065

         77   McDonald Tax-Exempt
                 Mortgage Trust #1
                 4.250% Due 1/15/09 (D) (E)...........         77

        200   Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.600% Due 11/1/14 (D) (E)...........        200

        390   Michigan State Strategic Fund
                 Revenue (Tawas Bay
                Association Project)
                 3.800% Due 12/1/01 (D) (E)...........        390

        610   Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 3.800% Due 10/15/05 (D) (E)..........        610

      1,000   Michigan State Hospital
                 Financial Authority
                 Hospital Equipment Loan Project
                 Insured Series A
                4.150% Due 12/1/23 (D) (E)............      1,000

      2,260   Oakland County Michigan Economic
                 Development Corporation
                 (Corners Shopping Center)
                 3.900% Due 8/1/15 (D) (E)............      2,260

                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
---------                     --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $3,500   Plainwell Michigan Economic
                Development Corp
                 (Phillip Morris Inc.)
                 4.500% Due 11/1/07 (D) (E)...........     $3,500

              Minnesota (2.5%)
        500   Golden Valley Minnesota
                 Industrial Development Revenue
                 (Graco Inc Project)
                 4.250% Due 12/1/02 (D) (E)...........        500

      1,200   Hutchinson Minnesota
                 Economic Development Authority
                 Revenue Refunding
                 4.000% Due 8/15/06 (D) (E)...........      1,200

      1,189   International Falls Minnesota
                 Economic Development Revenue
                (Developers Diversified Limited Project)
                 4.330% Due 7/1/06 (D) (E)............      1,189

              Mississippi (0.5%)
        575   Desoto County Mississippi
                 Industrial Development
                 Revenue (American Soap
                 Company Project)
                 4.868% Due 12/1/08 (D) (F)...........        575

              Nebraska (1.3%)
      1,500   Douglas County Nebraska
                 School District No. 17
                 Tax & Revenue Anticipation Notes
                 4.000% Due 1/15/97...................      1,500

              Nevada (1.1%)
      1,290   Henderson Nevada
                 Public Improvement Trust
                 Multifamily Housing Revenue Refunding
                 Pueblo Verde I & II Apartment Project
                4.100% Due 8/1/26 (D) (E).............      1,290

              New Jersey (0.8%)
      1,000   New Jersey Economic
                 Development Authority
                 (Genlyte-Union County Project)
                 4.600% Due 10/15/09 (D) (E)..........      1,000

              New Mexico (0.4%)
        500      New Mexico Finance  Authority
                 Revenue (Court Automation Fee)
                 3.800% Due 6/1/97....................        500


Principal
Amount                                                Value
(000's)                       Security                (000's)
------                        --------                 -------

                        TAX FREE MONEY MARKET (continued)


              New York (4.5%)
       $900   Campbell Savona New York
                 Central School District
                 Steuben County
                 Bond Anticipation Notes
                 4.375% Due 6/27/97...................       $901

        650   Chemung County New York
                 Industrial Development Authority
                Civic Facility Revenue Bonds
                4.100% Due 3/1/19 (D) (E).............        650

        330   Metropolitan Transportation Authority
                 New York Excess Loss Fund
                 Special Obligation
                 6.500% Due 1/1/97....................        330

        800   Monroe County New York
                Industrial Development Revenue Bond
                 Rochester District Heating Cooperative
                  3.650% Due 12/1/00 (D) (E)..........        800

        360   New York City New York Series A
                 (Escrowed To Maturity)
                 6.750% Due 3/15/97...................        362

        945   New York State Job Development
                 Authority 1984
                 Ser C-1 to C-30
                 3.600% Due 3/1/99 (D) (E)............        945

        485   New York State Job Development
                 Authority 1984
                 Ser E-1 to E-55
                 3.600% Due 3/1/99 (D) (E)............        485

        320   New York State Job Development
                 Authority 1984
                 Ser F-1 to F-17
                 3.600% Due 3/1/99 (D) (E)............        320

        500   North Hempstead New York
                 Bond Anticipation Notes Series B
                 3.850% Due 2/27/97...................        500

              Ohio (20.1%)
        255   Brooklyn Ohio Industrial
                 Development Revenue Refunding
                 (Clinton Road Project A)
                 3.650% Due 12/1/00 (D) (E)...........        255


                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
---------                     --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $765   Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust Series C
                 4.500% Due 2/1/05 (D) (E)............       $765

        970   Cincinnati & Hamilton County
                 Ohio Port Authority Revenue
                 Refunding (Tri State Building)
                 3.600% Due 9/1/99 (D) (E)............        970

        650   Citizens Federal Tax-Exempt
                 Mortgage Bond Trust
                  3.800% Due 9/1/08 (D) (E)...........        650

        510   Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 3.800% Due 5/1/12 (D) (E)............        510

        230   Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 3.700% Due 11/1/15 (D) (E)...........        230

      1,665   Lakewood Ohio Hospital
                 Revenue (Hospital
                 Improvement Series 1983)
                  4.040% Due 11/1/10 (D) (E)..........      1,665

      4,800   Lorain County Ohio Hospital
                  Elyria United Methodist
                  Village Project
                  4.200% Due 6/1/12...................      4,800

        357   McDonald Tax Exempt
                 Mortgage Trust #1
                 4.250% Due 1/15/09 (D) (E)...........        357

        720   Montgomery County Ohio
                 Economic Development Authority
                 Revenue Refunding (ND Motels)
                 3.800% Due 12/15/04 (D) (E)..........        720

      1,060   Montgomery County Ohio
                 Economic Development Revenue
                 (Wayne Town Association)
                 3.850% Due 10/1/99 (D) (E)...........      1,060

      1,975   Ohio Company Tax Exempt
                 Mortgage Trust Series 2
                 3.600% Due 6/15/03 (D) (E)...........      1,975


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,000   Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 3.800% Due 9/1/12 (D) (E)............     $1,000

        710   Riverside Ohio Economic
                 Development Revenue
                 (Wright Point Association)
                 3.800% Due 9/1/10 (D) (E)............        710

      1,850   Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Parking Ltd.)
                 3.850% Due 11/1/14 (D) (E)...........      1,850

      2,060   Stark County Ohio Health Care
                Facilities (Canton Christian
                Home PJ) Series 90
                 3.750% Due 9/1/15 (D) (E)............      2,060

        570   Stark County Ohio Health Care
                 Facility (Canton Christian Home)
                 3.750% Due 9/15/16 (D) (E)...........        570

        235   Stark County Ohio Industrial
                 Development Revenue
                 (Belpar Professional Building)
                 3.850% Due 10/1/04 (D) (E)...........        235

        620   Trumbull County Ohio Industrial
                 Development Revenue Refunding
                 (Howland Association Project)
                 4.300% Due 10/1/01 (D) (E)...........        620

      1,360   Willoughby Hills Ohio Industrial
                 Development Revenue
                 (Renaissance Properties Project)
                 3.800% Due 12/15/14 (D) (E)..........      1,360

      1,200   Village of Canal Winchester Ohio
                 Bond Anticipation Notes
                 4.500% Due 8/13/97..................       1,202

              Oklahoma (1.2%)
        920   Creek County Oklahoma Industrial
                 Development Authority
                 (Indiana Glass Project)
                 3.650% Due 12/1/05 (D) (E)...........        920





                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $500   Oklahoma County Industrial
                 Development Authority Revenue
                 (Baptist General Convention)
                 3.750% Due 3/1/09 (D) (E)............       $500

              Oregon (0.4%)
        415   Port of Portland Oregon Public Grain
                 Elevator Revenue
                 (Columbia Series A)
                 4.250% Due 12/1/14 (D) (E)...........        415

              Pennsylvania (2.7%)
        150   Allegheny County Pennsylvania
                General Obligation
                 Refunding Series C-33
                7.300% Due 2/15/97....................        151

        180   Bucks County Pennsylvania
                 Industrial Development Authority
                 (Edgcomb Metals Co Project
                 Series 84)
                 4.000% Due10/1/09 (D) (E)............        180

      1,040   Commonwealth Tax-Exempt
                 Mortgage Bond Trust Series A
                 3.950% Due 11/1/05 (D) (E)...........      1,040

        800   Delaware Valley Pennsylvania
                Finance Authority Local Government
                 Revenue Series C
                4.150% Due 12/1/20 (D) (E)............        800

         77   McDonald Tax-Exempt
                  Mortgage Trust #1
                  4.250% Due 1/15/09 (D) (E)..........         77

        400   Philadelphia Hospital and Higher
                 Education Facilities Authority
                (Children's Hospital of Philadelphia)
                 5.000% Due 3/1/27 (D) (E)............        400

        500   Schuylkill County Pennsylvania
                 Industrial Development Authority
                  Northeast Power
                 5.100% Due 12/1/11 (D) (E)...........        500

              Tennessee (5.8%)
      2,725   Franklin County Tennessee Health
                & Educational Facilities Revenue
                (University of the South Sewanee)
                3.700% Due 9/1/10 (D) (E).............      2,725

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,280   GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.100% Due 4/1/08 (D) (E)............     $1,280

      1,000   Metropolitan Government Nashville &
                 Davidson Counties
                 7.000% Due 6/15/97...................      1,020

      1,750   Rutherford County Tennessee
                Industrial Development Revenue
                 Leggett & Platt Income Project 1984
                4.300% Due 6/1/03 (D) (E).............      1,750

              Texas (7.3%)
      1,500   Austin Texas Utility Systems
                 Revenue and Refunding
                 Combination Series 1984
                4.300% Due 5/15/97....................      1,503

      1,800   Harris County Texas
                 Multifamily Housing Revenue
                 (Country Scape Development)
                 4.375% Due 4/1/07 (D) (E)............      1,800

      1,000   Harris County Texas
                 Health Facilities Development Corp
                (Buckner Retirement Services)
                 4.125% Due 8/15/26 (D) (E)...........      1,000

        800   NCNB Pooled Tax Exempt Trust
                Certificate of Participation
                Series 1990-B
                4.125% Due 11/15/20 (B)(D)(F).........        800

        800   Texas State Water Development
                 Board Series A
                 5.100% Due 3/1/15 (D) (E)............        800

      2,650   Waxahachie Texas Industrial
                 Development Authority
                 (Dart Container Project
                  Series 1985)
                 3.713%  Due 4/1/06 (D) (F)...........      2,650

              Utah (0.5%)
        550   Salt Lake City Utah Industrial
                 Development Revenue
                 (Parkview Plaza)
                4.250% Due 12/1/14 (D) (E)............        550




                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

                        TAX FREE MONEY MARKET (continued)


              Virginia (1.3%)
       $255   Bristol Virginia  Development
                Authority  Industrial Development
                Revenue
                (Bristol Health Care Center Inc)
                3.950% Due 6/1/10 (D) (E).............       $255

      1,000   Rockingham County Virginia
                Industrial Development Authority
                (Merck & Company Inc. Project)
                4.500% Due 10/1/22 (D) (E)............      1,000

        325   Virginia State Housing Development
                Authority Revenue
                AHC Service Corp Ser A
                4.150% Due 9/1/17 (D) (E).............        325

              Washington (2.5%)
      1,720   Seattle Washington Municipal
                 Metropolitan Seattle Sewer
                 Revenue Refunding Series Q
                 6.500% Due 1/1/97...................       1,720

        195   Student Loan Financial Assistance
                 Program 2nd Series
                 4.250% Due 1/1/01 (D) (E)............        195

        900   Washington State Housing  Finance
                 Commission Non-Profit Housing
                 Revenue YMCA Greater Seattle
                 5.250% Due 7/1/11 (D) (E)............        900

        100   Washington State Housing  Finance
                 Commission Non-Profit Housing
                 Revenue YMCA Snohomish
                 4.750% Due 8/1/19 (D) (E)............        100

              Wisconsin (4.9%)
      1,000   Arcadia Wisconsin
                Area School District
                4.500% Due 6/1/97.....................      1,002

        750   Kettle Moraine Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.010% Due 8/22/97...................        750

      1,000   Maple Dale Indian Hills Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.190% Due 8/20/97...................      1,000


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,250   Marinette Wisconsin
                Area School District
                4.000% Due 5/13/97....................     $1,251

        255   Muskego Norway Wisconsin
                Area School District
                5.900% Due 4/1/97.....................        256

      1,000   Ripon City Wisconsin Industrial
                 Development Revenue
                 (Speed Queen Project) Series B
                 4.950% Due 10/1/12 (D) (F)...........      1,000

        500   Tomah Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.190% Due 9/17/97...................        500

              Wyoming (0.9%)
      1,070   Cheyenne County Wyoming
                 Economic Development
                 Revenue Bonds (Holiday Inn)
                 3.900% Due 10/1/10 (D) (E)...........      1,070

              Total Investments (100.6%)
                  (Cost $118,174).....................    118,174

              Liabilities in Excess of
                  Other Assets (-0.6%)................       (751)
                                                          -------
              Total Net Assets (100.0%)........          $117,423
                                                         ========

(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."
(D) Interest rate subject to change approximately every 1 to 180 days.
Principal payable on demand at periodic intervals at the Fund's option.
(E) Coupon rate fluctuates with remarket rate.
(F) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).



                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Statements of Assets and Liabilities at December 31, 1996


                                                                           Growth and                    Quantitative
$ in Thousands                                             Tudor             Income           Growth       Equity
---------------------------------------------------------------------------------------------------------------------
         Assets
Investments at value (+)................................. $184,191           $82,878          $63,454    $102,307
Collateral on securities loaned - Note 4.................   10,000                 0           11,227           0
Cash and cash equivalents................................        0                46                0           0
Receivable for securities sold...........................      721                 0              915       1,616
Receivable for Fund shares sold..........................       65                15                0          75
Dividends and interest receivable........................      155               160               63         149
Receivable from Adviser..................................        0                 0                0           0
Unrealized appreciation on forward currency contracts            0                 0                0           0
Other assets                                                     8                 5                3          29
                                                         ---------        ----------       ----------     -------
                                                           195,140            83,104           75,662     104,176
                                                         ---------        ----------       ----------     -------
         Liabilities
Covered options written at market (a)....................       21                 0                2           0
Distributions payable....................................        0                 0                0           0
Payable to custodian bank................................      243                 0              960       1,604
Payable upon return of securities loaned - Note 4........   10,000                 0           11,227           0
Payable for investment securities purchased..............    2,256                 0              391           0
Payable for Fund shares redeemed.........................    1,006                41              151          10
Accrued investment advisory fee payable - Note 5.........      143                53               41          67
Accrued administration fee payable - Note 5..............       11                 4                1           2
Accrued expenses.........................................       90                69               50          43
                                                        ----------        ----------       ----------     -------
                                                             13,770              167           12,823       1,726
                                                        -----------       ----------      ----------      -------
              Net Assets.................................   181,370           82,937           62,839     102,450
                                                        ===========       ==========      ===========     =======

Net Assets Represented by:
Shares of beneficial interest, at par....................     2,594            2,829                1          17
Paid-in surplus..........................................   129,090           56,122           53,638      82,861
Accumulated undistributed net investment income/
    (distributions in excess of net investment income)...      (358)             207             (205)        336
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies).....................     2,220              639             1,151      2,868
Net unrealized appreciation on investments,
    futures, options and currencies......................    47,824           23,140             8,254     16,368
                                                        -----------       -----------      -----------    -------
Net Net Assets applied to outstanding shares.............   181,370           82,937            62,839    102,450
                                                        ===========       ===========      ===========    =======

Capital shares (Authorized shares unlimited)
Outstanding..............................................     7,791            2,829               530     17,406
                                                        ===========       ===========      ===========   ========
Par Value................................................ $0.33 1/3             $1.00           $0.001     $0.001
                                                        ===========       ===========      ===========   ========
Net asset value per share................................    $23.28            $29.32          $118.47      $5.89
                                                        ===========       ===========      ===========   ========
(+) Investments at cost..................................   136,386            59,738           55,220     85,939

Unrealized Appreciation/(Depreciation): *
    Gross appreciation...................................    54,902            23,498           14,746     18,067
    Gross depreciation...................................    (7,078)             (358)          (6,492)    (1,699)
                                                        -----------       ------------     -----------    -------
Net unrealized appreciation..............................    47,824            23,140            8,254     16,368
                                                        ===========       ============     ===========    =======






WEISS, PECK & GREER MUTUAL FUNDS

Statements of Assets and Liabilities at December 31, 1996


                                                                            Government    Municipal     Government      Tax Free
                                                            International   Securities      Bond       Money Market   Money Market
----------------------------------------------------------------------------------------------------------------------------------
              Assets
Investments at value (+)..............................       $13,246         $178,495     $14,870        $146,818      $118,174
Collateral on securities loaned - Note 4..............             0                0           0               0             0
Cash and cash equivalents.............................             0                0          95             187           297
Receivable for securities sold........................            45           22,240           0               0             0
Receivable for Fund shares sold.......................             2                0          18           7,992         3,197
Dividends and interest receivable.....................            24            1,046         255               3           841
Receivable from Adviser...............................             0                0           6               0             0
Unrealized appreciation on forward currency contracts.             1                0           0               0             0
Other assets..........................................             1                6          22              10             5
                                                          ----------       ----------    --------      ----------    ----------
                                                              13,319          201,787      15,266         155,010       122,514
                                                          ----------       ----------    --------      ----------    ----------
              Liabilities
Covered options written at market (a).................             0                0           0               0             0
Distributions payable.................................             0              223          21               0             7
Payable to custodian bank.............................           103              233           0               0             0
Payable upon return of securities loaned - Note 4.....             0                0           0               0             0
Payable for investment securities purchased...........             3           73,308           0               0         2,004
Payable for Fund shares redeemed......................             2            7,090           4           2,105         2,978
Accrued investment advisory fee payable - Note 5......            17               65           0              57            50
Accrued administration fee payable - Note 5...........             0                3           0               7             3
Accrued expenses......................................            33               61          27              55            49
                                                          ----------       ----------    ---------     ----------     ----------
                                                                 158           80,983          52           2,224         5,091
                                                          ----------       ----------    ----------    -----------   -----------
              Net Assets..............................        13,161          120,804      15,214         152,786       117,423
                                                          ==========       ==========    ==========    ===========   ===========

Net Assets Represented by:
Shares of beneficial interest, at par.................           13               13            1             153           118
Paid-in surplus.......................................       12,299          162,116       15,175         154,648       117,320
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)..         (41)               8            1               0             0
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies)...................         286          (41,520)        (142)        (2,015)           (15)
Net unrealized appreciation on investments,
    futures, options and currencies....................         604              187          179              0              0
                                                           --------       ----------     ---------    ----------      ----------
Net Assets applied to outstanding shares...............      13,161          120,804       15,214        152,786        117,423
                                                           =========      ==========     =========    ==========      ==========

Capital shares (Authorized shares unlimited)
Outstanding............................................       1,279           13,149        1,500        153,064        117,438
                                                           ==========      =========      =======      =========      =========
Par Value..............................................       $0.01           $0.001       $0.001         $0.001         $0.001
                                                           ==========      =========      ========     =========      =========
Net asset value per share...............................     $10.29            $9.19       $10.14          $1.00          $1.00
                                                           ==========      =========      ========     =========      =========

(+) Investments at cost.................................     12,643          178,307       14,691        146,818        118,174

Unrealized Appreciation/(Depreciation): *
    Gross appreciation..................................      1,430              450          210              0              0
    Gross depreciation..................................       (826)            (263)         (31)             0              0
                                                           ---------       -----------   ---------     ----------     ----------
Net unrealized appreciation.............................         604             187          179              0              0
                                                           =========       ===========   =========     ==========     ==========

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.
(a) Premiums received: Tudor $39, Growth $21.


                                   See Notes to Financial Statements


WEISS, PECK & GREER MUTUAL FUNDS

Statements of Operations for the Year Ended December 31, 1996

                                                                           Growth and                 Quantitative
                                                                  Tudor      Income         Growth      Equity

------------------------------------------------------------------------------------------------------------------------------------
   $ in Thousands
Investment Income:
Dividends.......................................................  $702      $1,667           $229        $3,449
Interest........................................................   219         258            203           162
Income from securities loaned - Note 4..........................    26           0             21             0
Class action litigation settlements.............................   279          29            182             1
Other...........................................................     0           0              0             1
                                                                 -------    -------      ---------  ------------
                                                                 1,226       1,954            635         3,613
                                                                 -------    -------      ---------  -------------
Expenses:
Investment advisory fee - Note 5................................  1,635        552            472         1,097
Transfer agent fees and expenses................................    203         73             30            40
Administration fees - Note 5....................................    127         66             13            29
Fund accounting fees and expenses...............................     84         34             32            75
Professional fees...............................................     62         31             39            58
Custodian fees and expenses.....................................     60         28             36            29
Shareholders' reports...........................................     30         14              7             5
Trustees' fees and expenses.....................................     26         20             22            23
Registration fees...............................................     23         24             19             4
Distribution fees - Note 6......................................      0          0              0             0
Other expenses..................................................     20          8             10            38
                                                                 -------     ------     ----------  ------------
                                                                  2,270        850            680         1,398
Less reimbursement by adviser....................................     0          0              0             0
Less expenses paid indirectly - Note 7...........................    (2)        (3)            (2)           (4)
                                                                 --------  --------     ----------  ------------
                                                                  2,268        847            678         1,394
                                                                 --------  --------     ----------  ------------
Net Investment Income/(Loss).....................................(1,042)     1,107            (43)        2,219
                                                                 --------  --------     ----------  ------------

Realized and Unrealized Gain/(Loss) on Investments,
    Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures
     and options................................................. 30,179     7,405         13,595        29,051
   Net realized gain/(loss) on currencies........................    (20)        0             (1)            0
   Change in unrealized appreciation/(depreciation)
     on investments, futures and options.........................  1,363     7,840         (2,903)       (5,583)
   Change in unrealized appreciation/(depreciation) on
     currencies..................................................     53         0              0             0
                                                                 --------  -------    ------------  ------------
Net Gain/(Loss) on Investments, Futures, Options and
    Currencies...................................................  31,575   15,245         10,691        23,468
                                                                 --------  --------   ------------  ------------

Net Increase in Net Assets
    Resulting from Operations....................................  30,533   16,352         10,648        25,687
                                                                 =========  ========  ============  =============




-------------------------------------------------------------------------------

WEISS, PECK & GREER MUTUAL FUNDS

Statements of Operations for the Year Ended December 31, 1996

                                                                                         Intermediate     Government       Tax Free
                                                                           Government      Municipal       Money            Money
                                                           International   Securities        Bond          Market           Market

------------------------------------------------------------------------------------------------------------------------------------
   $ in Thousands
Investment Income:
Dividends....................................................... $230          $0              $0                $0            $0
Interest.......................................................    38       9,615             775             7,261         4,861
Income from securities loaned - Note 4.........................     0           5               0                 0             0
Class action litigation settlements............................     0           0               0                 0             0
Other..........................................................     0           0               0                 0             0
                                                                ------     ------       -----------  ----------------  -------------
                                                                  268       9,620             775             7,261         4,861
                                                                ------     ------       -----------  ----------------  -------------
Expenses:
Investment advisory fee - Note 5................................   66         864               0               685           637
Transfer agent fees and expenses................................   36          50              32               164            75
Administration fees - Note 5....................................    0          43               0                82            38
Fund accounting fees and expenses...............................   17          71              23                57            47
Professional fees...............................................   35          57              24                49            51
Custodian fees and expenses.....................................   25          22               7                19            24
Shareholders' reports...........................................   10          11               7                13             6
Trustees' fees and expenses.....................................   21          24              21                24            23
Registration fees...............................................   20           9               9                26            17
Distribution fees - Note 6......................................    0           2               0                 0             0
Other expenses..................................................    3          17              18                13            12
                                                                --------  --------       ---------      ------------  -------------
                                                                  233       1,170             141             1,132           930
Less reimbursement by adviser...................................    0           0             (21)                0             0
Less expenses paid indirectly - Note 7..........................   (6)         (4)             (2)               (1)           (9)
                                                                --------  ---------    -------------  ---------------- -------------
                                                                  227       1,166             118             1,131           921
                                                                ---------  ---------   -------------  ---------------- -------------
Net Investment Income/(Loss).....................................  41       8,454             657             6,130         3,940
                                                                 --------  ---------   -------------  ---------------- -------------

Realized and Unrealized Gain/(Loss) on Investments,
    Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures
      and options...............................................1,449      (1,080)               5                 7            (3)
   Net realized gain/(loss) on currencies.......................   20           0                0                 0             0
   Change in unrealized appreciation/(depreciation)
      on investments, futures and options....................... (801)     (2,578)             (46)                0             0
   Change in unrealized appreciation/(depreciation)
      on currencies.............................................  (86)          0                0                 0             0
                                                                ---------  --------     ----------------  --------- ----------------
Net Gain/(Loss) on Investments, Futures, Options and
    Currencies..................................................  582      (3,658)             (41)                7            (3)
                                                                ---------  ---------   ----------------    ----------     ---------

Net Increase in Net Assets
    Resulting from Operations...................................  623       4,796              616             6,137         3,937
                                                                =========  ========    ================  ================ =========





                        See Notes to Financial Statements

WEISS, PECK & GREER MUTUAL FUNDS

Statements of Changes in Net Assets

Years Ended December 31, 1996 and 1995

                                                                                    Growth and                         Quantitative
                                                               Tudor                 Income              Growth           Equity

     $ in Thousands                                        1996        1995     1996        1995       1996    1995    1996    1995
                                                           ----        ----     ----        ----       ----    ----    ----    ----
Operations:
Net investment income/(loss).............................($1,042)      ($705)  $1,107      $1,376      ($43)  ($135)  $2,219  $2,043
Net realized gain/(loss) on
  investments, futures,
  options, and currencies................................ 30,159      23,450    7,405       4,324    13,594   7,635   29,051  5,546
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  options and currencies.................................  1,416      29,647   7,840      12,858     (2,903) 13,926   (5,583) 20,960
Net Increase in Net Assets
  Resulting from Operations..............                 30,533      52,392  16,352      18,558     10,648  21,426   25,687  28,549

Distributions to Shareholders:
  From net investment income.............................      0           0  (1,001)     (1,383)         0      0   (1,873) (2,128)
  From capital gains.....................................(27,250)    (27,660) (6,957)     (4,290)   (13,157)(3,175) (26,218) (5,506)
Decrease in Net Assets from
  Distributions.....................................     (27,250)    (27,660) (7,958)     (5,673)   (13,157 (3,175) (28,091) (7,634)

Transactions in Shares of
  Beneficial Interest:
Received on issuance:
  Shares sold............................................157,573      66,514  10,378       5,973    120,071  43,426   40,334 52,783
  Distributions reinvested............................... 24,493      24,708   7,047       4,870     12,286   3,104   25,939  7,211
  Shares redeemed.......................................(169,513)    (94,627)(10,239)    (17,416)  (127,462)(92,270)(94,620)(21,192)
Net Increase/(Decrease) from
    Capital Share Transactions..........................  12,553      (3,405)  7,186      (6,573)     4,895 (45,740) (28,347 38,802

Total Increase/(Decrease)
  in Net Assets.........................................  15,836      21,327  15,580       6,312      2,386 (27,489) (30,751)59,717

Net Assets:
Beginning of year........................................165,534     144,207  67,357      61,045     60,453  87,942 133,201  73,484
End of year ............................................ 181,370     165,534  82,937      67,357     62,839  60,453 102,450 133,201

+Includes undistributed net invest-
   ment income/(distributions in
   excess of net investment income).......                  (358)        597    (207)        204       (205)    183     336      82

Transactions in shares of the funds (in thousands):
    Sold............................................       6,124       2,981     366         246        861     382    5,658  8,282
    Reinvestment of distributions........................  1,057       1,050     238         188        104      25    4,345  1,011
    Redeemed............................................  (6,604)     (4,274)   (364)       (703)      (918)   (855) (12,053)(3,354)
Net increase/(decrease)..................................    577        (243)    240        (269)        47    (448) (2,050)  5,939




WEISS, PECK & GREER MUTUAL FUNDS

Statements of Changes in Net Assets

Years Ended December 31, 1996 and 1995
                                                                         Intermediate
                                                         Government       Municipal        Government             Tax Free
                                         International   Securities        Bond           Money Market            Money Market

$ in Thousands                           1996    1995   1996     1995    1996   1995      1996      1995         1996      1995
                                         ---     ----   ----     ----    ----   ----      ----      ----         ----      ---
Operations:
Net investment income/(loss).............$41     $56   $8,454  $12,142   $657   $606     $6,130     $7,619       $3,940    $4,427
Net realized gain/(loss) on
  investments, futures,
  options, and currencies..............1,469   1,332   (1,080) (4,897)     5      (3)         7         26           (3)       (1)
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  options and currencies............... (887)    (32)  (2,578)  16,119    (46)   977          0           0            0        0
Net Increase in Net Assets
  Resulting from Operations............  623   1,356    4,796   23,364    616  1,580      6,137       7,645        3,937    4,426

Distributions to Shareholders:
  From net investment income...........  (44)   (179)  (8,400) (11,999)  (657)  (606)    (6,132)     (7,619)      (3,940)  (4,427)
  From capital gains..................(1,393) (1,150)       0        0      0      0          0           0            0        0
Decrease in Net Assets from
  Distributions.......................(1,437) (1,329)  (8,400) (11,999)  (657)  (606)    (6,132)     (7,619)      (3,940)  (4,427)

Transactions in Shares of
  Beneficial Interest:
Received on issuance:
  Shares sold......................... 2,535    1,002    8,570   11,551  6,115  4,206  1,206,518    759,357    1,110,592  856,653
  Distributions reinvested............ 1,284    1,191    5,278    8,145    473    505      6,163      7,031        3,991    4,057
  Shares redeemed.....................(4,038)  (5,128) (61,018) (75,847)(4,063)(6,960)(1,191,110)  (823,401)  (1,118,911 (891,456)
Net Increase/(Decrease) from
    Capital Share Transactions........  (219)  (2,935) (47,170) (56,151) 2,525 (2,249)    21,571    (57,013)      (4,328) (30,746)

Total Increase/(Decrease)
  in Net Assets.......................(1,033)  (2,908) (50,774) (44,786) 2,484 (1,275)    21,576    (56,987)      (4,331) (30,747)

Net Assets:
Beginning of year.....................14,194   17,102  171,578  216,364 12,730 14,005    131,210    188,197      121,754  152,501
End of year ..........................13,161   14,194  120,804  171,578 15,214 12,730    152,786    131,210      117,423  121,754

 Includes undistributed net invest-
   ment income/(distributions in
   excess of net investment income)...  (41)       16        8       4      1     28           0          0            0       0

Transactions in shares of the funds
   (in thousands):
    Sold................................224        87      929   1,387   607     430   1,206,516    759,357    1,110,592  856,653
    Reinvestment of distributions.......124       107      575     763    47      47       6,163      7,031        3,991    4,057
    Redeemed...........................(358)     (470)  (6,638) (8,359) (402)   (702) (1,191,110)  (823,401)  (1,118,911) (891,456)
Net increase/(decrease)................ (10)     (276)  (5,134) (6,209)  252    (225)     21,569    (57,013)      (4,328)  (30,746)



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Notes to Financial Statements

1 - Organization and Summary of Significant Accounting Policies
Organization
 The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):
     WPG Tudor Fund ("Tudor")
     WPG Growth and Income Fund ("Growth  and  Income")
     WPG Growth Fund ("Growth")
     Weiss, Peck & Greer Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Government Securities Fund ("Government Securities")
          WPG Intermediate Municipal Bond Fund ("Municipal Bond")
          WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
     Weiss, Peck & Greer International Fund ("International")

Each fund is diversified.

  Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies and other information.

Portfolio Valuation
  Common Stock - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

  Bonds - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

  Money Market Securities - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

  Foreign Securities - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

  Other Securities - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

WEISS, PECK & GREER MUTUAL FUNDS

Securities Transactions and Investment Income
  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

Federal Income Taxes
  The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1996, the following funds had capital loss carryforwards:


         (in thousands)
                                             Year of Expiration
         Fund                           2001     2002     2003    2004
         ----                           ----     ----     ----    ----
         Government Securities           -       20,373   20,113   1,028
         Municipal Bond                  -          134        8     -
         Government Money Market         -        2,015      -       -
         Tax Free Money Market           11         -          1       1


Distribution to Shareholders
  Dividends from Net Investment Income - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for Growth & Income. Dividends from net investment income are declared daily and paid monthly for Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market.

  Distributions from Capital Gains - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

  The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sales losses, options and futures, and post October losses.

Organization Expenses
  Organization and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and the Intermediate Municipal Bond Fund were deferred and are being amortized on a straight-line basis over a sixty-month period.

Repurchase Agreements (Tudor, Growth, Government Securities, Government Money
   Market)
  It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that

WEISS, PECK & GREER MUTUAL FUNDS
  the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

Futures (Tudor, Growth, Quantitative Equity, International, Government
   Securities)
  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

Options Writing (Tudor, Growth & Income, Growth, Quantitative Equity,
   International, Government Securities)
  A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on affecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

Foreign Securities (Tudor, Growth and Income, Growth, International)
  Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

Forward Currency Contracts (Tudor, Growth and Income, Growth, International)
  A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

WEISS, PECK & GREER MUTUAL FUNDS

Foreign Currency Transactions (Tudor, Growth and Income, Growth, International)
  The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency s gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

Use of Estimates
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2 - Securities Transactions
For the year ended December 31, 1996, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG") the Funds' investment adviser or Hill Samuel Investment Management Limited ("HSIM"), the International Fund's sub-adviser, on such transactions were as follows:


                                Proceeds            Cost of                       Commissions
                              of Securities        Securities         Total        Received by
                                  Sold            Purchased        Commissions    WPG or HSIM
                                  (000's)            (000's)          (000's)        (000's)
                                  ------             ------           ------         ------
         Tudor                   $206,110            $190,104           $308          $140
         Growth and Income         56,563              55,167            110            83
         Growth                    80,317              74,715            116            68
         Quantitative Equity      127,667              85,045            157           157
         International             10,935              10,662             82             0
         Government Securities    450,103             383,243              0             0
         Municipal Bond             5,996               8,400              0             0


WEISS, PECK & GREER MUTUAL FUNDS

Options Writing Activity
For the year ended December 31, 1996, the number of covered call options written, expired and closed and their related realized gain (loss) were as follows:

                                              Tudor                   Growth
                                              -----                   ------

        ($ in thousands)             Number                   Number
                                       of       Premiums        of        Premiums
                                     Contracts  Received     Contracts    Received
         Covered Call
         Options Written
         Contracts Outstanding
         December 31, 1995               461       $227           0            $0
         Contracts Written             5,908      3,916       1,069           907
                                       -----      -----       -----           ---
                                       6,369      4,143       1,069           907

         Contracts Terminated
         Expired                         918        396          65            25
         Closed                        5,301      3,708         914           861
                                       -----      -----         ---           ---
         Total Contracts terminated    6,219      4,104         979           886
                                       -----      -----         ---           ---
         Contracts Outstanding at
         December 31, 1996               150        $39          90           $21
                                       ================         =================
         Cost of Total Contracts Terminated      $4,581                    $1,030
                                                 ------                    ------
         Realized Gain/(Loss) on Contracts         (478)                     (144)
                                                 ------                    ------
         Aggregate value of collateral             $411                      $247
                                                 ------                    ------


3 - Investments in Restricted Securities
Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.



                                Cost     Value Per Unit                      Total Market    Percentage of
                                Per      at Acquisition   Value Per Unit    Value 12/31/96   Net Assets at
       Fund     Security        Unit         Date         at 12/31/96           (000's)         12/31/96
       ----     --------        ----     ---------------  -------------     --------------
       Tudor    Advanced
                 Promotion
                 Technologies   $100.00      $73.76          $0.19                $1            0.00%
       Tudor    Cambridge
                 Neuroscience      6.75        6.75          11.28               790            0.43%
       Growth   Ribi ImmunoChem
                 Research          8.25        7.54           3.68               223            0.35%


4 - Securities Lending (Tudor, Growth, Government Securities)
At December 31, 1996, securities valued at $9,793,250 were on loan to brokers by the Tudor Fund and $11,084,531 by the Growth Fund. For collateral the Tudor Fund received a letter of credit in an amount equal

WEISS, PECK & GREER MUTUAL FUNDS
to $10,000,000 and the Growth Fund received U.S. Government Securities in the amount of $11,227,478. During the year ended December 31, 1996, the Tudor Fund, the Growth Fund and the Government Securities Fund earned approximately $26,000, $21,000 and $5,000 net of custodian expenses, respectively.

5 - Investment Advisory Fee and Other Transactions with Affiliates
WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                 .90% of net assets up to $300 million
                               .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income     .75% of net assets

         Growth                .75% of net assets

         Quantitative Equity   .75% of net assets

         International         .50% while net assets under $15 million
                               .85% while net assets $15 to $20 million
                               1.00% while net assets in excess of $20 million

         Government Securities .60% of net assets up to $300 million
                               .55% of net assets $300 million to $500 million .50% of net assets in excess of $500 million

         MunicipalBond         .00% while net assets under $17 million
                               .50% while net assets in excess of $17 million

         Government Money
           Market              .50% of net assets up to $500 million
                 &             .45% of net assets $500 million to $1 billion
         Tax Free Money Market .40% of net assets $1 billion to $1.5 billion
                               .35% of net assets in excess of $1.5 billion



Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a limited partner in the partnership of WPG.

Each Fund has entered into an Administration Agreement with WPG whereby WPG earns the following fees based upon a percentage of average daily net assets:
Tudor .07%, Growth and Income .09%, Growth .02%, Quantitative Equity .02%, International .06% while assets exceed $25 million, Government Securities .03%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .06%, Tax Free Money Market .03%.

WEISS, PECK & GREER MUTUAL FUNDS

6 - Distribution Plan (Government Securities)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 1996, expenses incurred under the Plan were $1,769.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7 - Custodian fees
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1996 the Funds' custodian fee and related offset were as follows:


                                                  Custodian         Offset
                                                     Fee            Credit

         Tudor                                    $60,006          $1,998
         Growth and Income                         28,199           3,431
         Growth                                    36,400           2,041
         Quantitative Equity                       28,829           3,865
         International                             25,566           6,480
         Government Securities                     21,830           3,930
         Intermediate Municipal Bond                6,921           1,692
         Government Money Market                   19,256             808
         Tax Free Money Market                     23,712           9,038



The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

8 - Reclassification of Capital Accounts
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1996 the amounts reclassified were as follows:

WEISS, PECK & GREER MUTUAL FUNDS


                                   Undistributed     Undistributed    Additional
                                   Net Investment    Net Realized     Paid-in
                                      Income            Gains         Surplus
                                     (000's)           (000's)        (000's)

Tudor                                   87               (21)          (66)
Growth and Income                     (104)              140           (36)
Growth                                (366)              412           (46)
Quantitative Equity                    (92)               53            39
International                          (55)               55             0
Government Securities                  (51)               43             8
Intermediate Municipal Bond            (27)                0            27
Government Money Market                  2            (1,737)        1,735


9 - Federal Income Tax Status of Dividends - (Unaudited)
WPG Tax-Free and WPG Intermediate Municipal Bond Fund have determined that all dividends paid during the year ended December 31, 1996 were paid from investment income and are exempt from Federal income tax. None of these dividends are subject to the Alternative Minimum Tax.

The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1996 in the following amounts:


               Tudor Fund                $18,646,084
               Growth & Income Fund        5,517,457
               Growth Fund                 6,209,288
               Quantitative Equity Fund   23,097,148
               International Fund            978,879


The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1996, is 100% for both the Growth and Income Fund and the Quantitative Equity Fund.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.




WEISS, PECK & GREER MUTUAL FUNDS               (for the years ended December 31 except as indicated in the footnotes)

FINANCIAL HIGHLIGHTS

        $ per share

                              Net           Total
                              Realized      Income
          Net         Net     and           From     Dividends    Distri-
          Asset       Invest- Unrealized    invest-  From         butions   Tax
          Value at    ment    Gains or       ment    Net           From    Return   Total
          Beginning   Income  (Losses) on   Opera-   Investment   Capital    of     Distri-
          of Period   (Loss)  Securities    tions    Income        Gains   Capital  butions
Tudor
1996      22.95       0.00     4.27          4.27    (0.14)       (3.80)    0.00     (3.94)
1995      19.34      (0.10)    8.03          7.93     0.00        (4.32)    0.00     (4.32)
1994      23.40      (0.13)   (2.14)        (2.27)    0.00        (1.79)    0.00     (1.79)
1993      24.85      (0.22)    3.51          3.29     0.00        (4.74)    0.00     (4.74)
1992      24.76      (0.16)    1.40          1.24     0.00        (1.15)    0.00     (1.15)

Growth and Income Fund
1996      26.02       0.24     6.11           6.35    (0.39)      (2.66)    0.00     (3.05)
1995      21.36       0.51     6.44           6.95    (0.53)      (1.76)    0.00     (2.29)
1994      23.34       0.56    (1.83)         (1.27)   (0.62)      (0.09)    0.00     (0.71)
1993      23.89       0.56     1.71           2.27    (0.89)      (1.93)    0.00     (2.82)
1992      24.07       0.45     2.82           3.27    (0.43)      (3.02)    0.00     (3.45)

Growth
1996      125.17    (10.50)   32.64          22.14    (1.25)     (27.59)    0.00    (28.84)
1995       94.45     (0.22)   37.70          37.48     0.00       (6.76)    0.00     (6.76)
1994      116.62     (0.29)  (15.96)        (16.25)    0.00       (5.92)    0.00     (5.92)
1993      126.68     (0.78)   19.42          18.64     0.00      (28.70)    0.00    (28.70)
1992      132.06     (0.47)    8.24           7.77    (0.02)     (13.13)    0.00    (13.15)

Quantitative Equity Fund
1996       6.85       0.16     1.13           1.29    (0.15)      (2.10)    0.00     (2.25)
1995       5.44       0.13     1.70           1.83    (0.12)      (0.30)    0.00     (0.42)
1994       5.58       0.13    (0.11)          0.02    (0.11)      (0.05)    0.00     (0.16)
1993       5.00       0.08     0.62           0.70    (0.08)      (0.04)    0.00     (0.12)

International
1996      11.01      (0.07)    0.57           0.50    (0.04)      (1.18)    0.00     (1.22)
1995      10.93       0.04     1.15           1.19    (0.15)      (0.96)    0.00     (1.11)
1994      11.72       0.01    (0.75)         (0.74)    0.00       (0.05)    0.00     (0.05)
1993       8.54      (0.02)    3.20           3.18     0.00        0.00     0.00      0.00
1992       9.04       0.07    (0.57)         (0.50)    0.00        0.00     0.00      0.00

Government Securities
1996       9.38       0.64    (0.29)          0.35    (0.54)       0.00     0.00     (0.54)
1995       8.83       0.60     0.54           1.14    (0.59)       0.00     0.00     (0.59)
1994      10.37       0.68    (1.56)         (0.88)   (0.64)      (0.02)    0.00     (0.66)
1993      10.38       0.79     0.14           0.93    (0.79)      (0.15)    0.00     (0.94)
1992      10.54       0.70     0.01           0.71    (0.70)      (0.17)    0.00     (0.87)

Intermediate Municipal Bond
1996      10.20       0.48    (0.06)          0.42    (0.48)       0.00     0.00     (0.48)
1995       9.51       0.44     0.69           1.13    (0.44)       0.00     0.00     (0.44)
1994      10.15       0.41    (0.64)         (0.23)   (0.41)       0.00     0.00     (0.41)
1993*     10.00       0.19     0.15           0.34    (0.19)       0.00     0.00     (0.19)

Government Money Market
1996       1.00       0.04     0.00           0.04    (0.04)       0.00     0.00     (0.04)
1995       1.00       0.05     0.00           0.05    (0.05)       0.00     0.00     (0.05)
1994       1.00       0.04    (0.01)          0.03    (0.04)       0.00     0.00     (0.04)
1993       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1992       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)

Tax Free Money Market
1996       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1995       1.00       0.04     0.00           0.04    (0.04)       0.00     0.00     (0.04)
1994       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1993       1.00       0.02     0.00           0.02    (0.02)       0.00     0.00     (0.02)
1992       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)



* From July 1, 1993 (commencement of operations) to December 31, 1993.






                       Net               Net                                                    Average
                      Asset            Assets at     Ratio of        Ratio of                   Commiss-
          Contri-    Value at           End of       Expenses        Net Income    Portfolio      ion
          butions to  End of   Total    Period       To Average      To Average    Turnover       per
          Capital    Period    Return  ($000's)      Net Assets      Net Assets    Rate          Share
Tudor
1996      0.00      23.28      18.82%  181,370         1.25%          (0.57%)      105.4%      $0.058
1995      0.00      22.95      41.18%  165,534         1.30%          (0.47%)      123.1%       N/A
1994      0.00      19.34      (9.81%) 144,207         1.28%          (0.62%)      109.1%       N/A
1993      0.00      23.40      13.38%  242,067         1.25%          (0.76%)      118.8%       N/A
1992      0.00      24.85       5.13%  273,394         1.21%          (0.71%)       88.8%       N/A

Growth and Income Fund
1996      0.00      29.32      24.42%   82,937         1.15%           1.50%        75.8%      $0.062
1995      0.00      26.02      32.73%   67,357         1.22%           2.10%        79.4%       N/A
1994      0.00      21.36      (5.47%)  61,045         1.23%           2.49%        71.9%       N/A
1993      0.00      23.34       9.53%   62,714         1.26%           2.15%        86.4%       N/A
1992      0.00      23.89      13.80%   49,304         1.34%           1.79%        75.5%       N/A

Growth
1996      0.00     118.47      17.99%   62,839         1.08%          (0.07%)      122.4%      $0.064
1995      0.00     125.17      39.72%   60,453         1.07%          (0.21%)      119.0%       N/A
1994      0.00      94.45     (14.03%)  87,942         0.95%          (0.27%)      99.3%        N/A
1993      0.00     116.62      14.87%  169,302         0.98%          (0.54%)     126.6%        N/A
1992      0.00     126.68       6.27%  208,384         0.95%          (0.57%)      84.3%        N/A

Quantitative Equity Fund
1996      0.00       5.89      18.51%  102,450         0.95%           1.52%       60.8%       $0.034
1995      0.00       6.85      33.37%  133,201         1.00%           2.00%       26.1%        N/A
1994      0.00       5.44       0.34%   73,484         1.14%           2.36%       46.8%        N/A
1993      0.00       5.58      13.90%   46,921         1.32%           2.01%       20.6%        N/A

International
1996      0.00      10.29       4.64%   13,161         1.71%           0.31%       85.2%       $0.019
1995      0.00      11.01      10.92%   14,194         1.74%           0.39%       55.9%        N/A
1994      0.00      10.93      (6.32%)  17,102         1.95%           0.12%       69.8%        N/A
1993      0.00      11.72      37.24%   15,996         2.12%          (0.13%)      75.9%        N/A
1992      0.00       8.54      (5.53%)   8,311         2.28%           0.71%       96.8%        N/A

Government Securities
1996      0.00       9.19       3.85%  120,804         0.81%           5.87%     333.1%         N/A
1995      0.00       9.38      13.25%  171,578         0.82%           6.52%     375.0%         N/A
1994      0.00       8.83      (8.70%) 216,364         0.80%           7.18%     115.9%         N/A
1993      0.00      10.37       8.96%  334,904         0.81%           7.43%      97.5%         N/A
1992      0.00      10.38       7.90%  263,407         0.78%           7.36%     137.2%         N/A

Intermediate Municipal Bond
1996      0.00      10.14       4.20%   15,214         0.85%          4.72%       44.4%         N/A
1995      0.00      10.20      12.05%   12,730         0.85%          4.38%       51.2%         N/A
1994      0.00       9.51      (2.29%)  14,005         0.85%          4.20%       30.9%         N/A
1993*     0.00      10.15       3.48%   12,334         0.84%A         3.86%A      17.0%A        N/A

Government Money Market
1996      0.00        1.00      4.56%  152,786         0.83%          4.48%        N/A          N/A
1995      0.00       1.00       5.16%  131,210         0.82%          5.06%        N/A          N/A
1994      0.01       1.00       3.58%  188,197         0.80%          3.54%        N/A          N/A
1993      0.00       1.00       2.80%  140,926         0.81%          2.75%        N/A          N/A
1992      0.00       1.00       2.95%  103,109         0.92%          2.92%        N/A          N/A

Tax Free Money Market
1996      0.00       1.00       3.14%  117,423         0.72%          3.10%        N/A          N/A
1995      0.00       1.00       3.63%  121,754         0.76%          3.56%        N/A          N/A
1994      0.00       1.00       2.61%  152,501         0.73%          2.59%        N/A          N/A
1993      0.00       1.00       2.32%  136,889         0.74%          2.29%        N/A          N/A
1992      0.00       1.00       2.95%  125,622         0.76%          2.92%        N/A          N/A




* From July 1, 1993 (commencement of operations) to December 31, 1993.

        WEISS, PECK & GREER MUTUAL FUNDS

        FINANCIAL HIGHLIGHTS - (Unaudited)



             The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                                                            Ratio of
                                                      Ratio of                Net
                                                      Expenses               Income
                                                      to Average            to Average
                                                      Net Assets            Net Assets
            Growth
               1995                                      1.08%               (0.21%)
            Quantitative Equity
               1993                                      1.41%                1.92%
            International
               1996                                      1.76%                0.26%
               1995                                      1.76%                0.39%
               1994                                      2.35%               (0.28%)
               1993                                      2.89%               (0.64%)
               1992                                      3.23%               (0.24%)
               1991                                      3.02%               (0.06%)
            Intermediate Municipal Bond
               1996                                      1.01%                4.56%
               1995                                      0.97%                4.25%
               1994                                      1.45%                3.60%
               1993*                                     2.00%A               2.70%A


            For  the  Tudor,   Growth  and  Income,   Quantitative   Equity,
            Government  Securities,  Intermediate Municipal Bond, Government
            Money  Market and Tax Free Money  Market  Funds the  custody fee earnings  credit  had an effect of less than  0.01% per share on the above ratios.

            Notes:
            * From July 1, 1993 (commencement of operations) to December 31, 1993 A Annualized


                          Independent Auditors' Report

To the  Shareholders  and Board of  Trustees  of:

     WPG Tudor Fund
     WPG Growth and Income Fund
     WPG Growth Fund
     WPG Quantitative Equity Fund
     Weiss, Peck & Greer International Fund
     WPG Government Securities Fund
     WPG Intermediate Municipal Bond Fund
     WPG Government Money Market Fund
     WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods indicated on pages 50 through 52. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1996, the results of their operations for the year then ended, their changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP
New York, New York
January 15, 1997

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek

OFFICERS

Roger J. Weiss
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

Melville Straus
  President and Trustee - WPG Tudor Fund,
  Trustee - WPG Growth Fund,
  Executive Vice President and Trustee -
  WPG Growth and Income Fund

Jay C. Nadel
  Executive Vice President and Secretary - all funds

Francis H. Powers
  Executive Vice President and Treasurer - all funds

Arlen S. Oransky
  Assistant Vice President - all funds

Joseph J. Reardon
  Vice President - all funds

Joseph Parascondola
  Assistant Vice President - all funds

A. Roy Knutsen
  President - WPG Growth and Income Fund

Daniel S. Vandivort
  President - WPG Funds Trust

Daniel Cardell
  Vice President - WPG Quantitative Equity Fund

Arthur L. Schwarz
  Vice President - WPG Intermediate Municipal  Bond Fund

Janet A. Fiorenza
 Vice President - WPG Tax Free Money Market Fund

S. Blake Miller
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.